1
EXECUTION VERSION
IFC INVESTMENT NUMBER 37402
Amended & Restated
Policy Agreement
By and Among
LESAKA TECHNOLOGIES, INC.
and
EACH OF THE INVESTORS SIGNATORY

HERETO
Dated October 28, 2024

Exhibit 10.43

i
TABLE OF CONTENTS
Article/
Section

Item

Page No.
ARTICLE I

................................................................

................................................................

............................ 1
Definitions and Interpretation

................................................................

..............................................................

1
Section 1.01
.

Definitions

................................................................

................................................................

... 1
Section 1.02.

Interpretation .

................................................................

..............................................................

9
Section 1.03.

No Third Party Rights

................................................................

................................................... 9
Section 1.04.

Exceptions to

No Third Party Rights

................................................................

............................. 9
ARTICLE II

................................................................

................................................................

......................... 10
Corporate Governance

................................................................

................................................................

........ 10
Section 2.01.

Investors’ Board Rights

................................................................

............................................. 10
Section 2.02.

Removal/Resignation of Investors’ Nominee Director

..............................................................

10
Section 2.03.

Procedures of the Board

................................................................

............................................ 11
Section 2.04.

Advisory Committee

................................................................

................................................... 11
ARTICLE III

................................................................

................................................................

....................... 12
Covenants

................................................................

................................................................

............................. 12
Section 3.01.

General Reporting Covenants
................................................................

.................................... 12
Section 3.02.

Policy Reporting Covenants

................................................................

...................................... 13
Section 3.03.

Policy Covenants

................................................................

.......................................................

15
Section 3.04.

Other Affirmative Covenants

................................................................

..................................... 17
Section 3.05.

Use of Proceeds

................................................................

.........................................................

17
Section 3.06.

Preemptive Rights

................................................................

......................................................

17
Section 3.07.

Registration Rights

................................................................

.................................................... 19
Section 3.08.

Further Assurances

................................................................

.................................................... 27
ARTICLE IV

................................................................

................................................................

....................... 28
The Put Option

................................................................

................................................................

.................... 28
Section 4.01.

The Put Option

................................................................

...........................................................

28
Section 4.02.

Failure to Perform by the Company

................................................................

.......................... 29
Section 4.03.

Obligations Irrevocable

................................................................

............................................. 29
ARTICLE V

................................................................

................................................................

......................... 30
Term

of Agreement

................................................................

................................................................

............. 30
Section 5.01.

Term of Agreement

................................................................

.................................................... 30
ARTICLE VI

................................................................

................................................................

....................... 30
Representations and Warranties

................................................................

........................................................

30
Section 6.01.

Representations and Warranties .

................................................................

............................... 30
Section 6.02.

Investors Reliance .

................................................................

.....................................................

30

2
ARTICLE VII

................................................................

................................................................

...................... 31
Miscellaneous

................................................................

................................................................

....................... 31
Section 7.01.

Notices

................................................................

................................................................

....... 31
Section 7.02.

Saving of Rights .

................................................................

........................................................

32
Section 7.03.

English Language

................................................................

......................................................

32
Section 7.04.

Applicable Law and Jurisdiction

................................................................

............................... 32
Section 7.05.

Immunity

................................................................

................................................................

.... 34
Section 7.06.

A
nnouncements / Confidentiality

................................................................

............................... 34
Section 7.07.

Successors and Assigns

................................................................

.............................................. 35
Section 7.08.

Amendments, Waivers

and Consents

................................................................

......................... 35
Section 7.09.

Counterparts

................................................................

..............................................................

35
Section 7.10.

Costs, Expenses and Third Party Claims

................................................................

................... 35
Section 7.11.

Entire Agreement

................................................................

.......................................................

35
Section 7.12.

Invalid Provisions

................................................................

......................................................

35
ANNEX A

................................................................

................................................................

............................. 38
ANTI-CORRUPTION GUIDELINES FOR IFC TRANSACTIONS

................................................................

... 38
ANNEX B ................................................................................................

.............................................................

41
ANNUAL MONITORING REPORT ................................................................

................................................ 41
ANNEX C

................................................................

................................................................

............................. 50
MINIMUM INSURANCE REQUIREMENTS................................

................................................................

.

50
ANNEX D

................................................................

................................................................

............................. 51
LIST

OF

DEVELOPING

OR

EMERGING

MARKET

COUNTRIES
IN WHICH THE PROCEEDS MUST BE USED

................................................................

............................. 51
SCHEDULE 1

................................................................

................................................................

...................... 53
FORM OF LETTER TO COMPANY’S

AUDITORS ................................................................

..................... 53
SCHEDULE 2

................................................................

................................................................

...................... 55
ACTION PLAN ................................................................

................................................................

................... 55
SCHEDULE 3

................................................................

................................................................

...................... 56
FORM OF PUT NOTICE

................................................................

................................................................

... 56

POLICY AGREEMENT

AMENDED & RESTATED

POLICY AGREEMENT (this “
Agreement ”), dated October 28, 2024, between:
(1)

LESAKA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Florida (the
“ Company
”);

(2)

INTERNATIONAL

FINANCE

CORPORATION,

an

international

organization

established

by

Articles

of
Agreement among its member countries including the United States of America and South Africa (“
IFC ”); and
(3)

IFC African,

Latin American

and Caribbean

Fund, LP,

a limited

partnership formed

under the

laws of

the United
Kingdom (“ ALAC ”); and
(4)

IFC Financial

Institutions Growth

Fund, LP,

a limited partnership

formed under

the laws of

the United

Kingdom
(“ FIG ” and together with IFC and ALAC, the “ Investors
”).

.
RECITALS
(A)

Pursuant to

a Subscription

Agreement, dated

April 11,

2016 (the

“
Subscription Agreement
”) by

and among

the
Investors

and

the

Company,

each

Investor

purchased

from

the

Company

the

number

of

fully

paid

and

non-assessable

shares

of
Common

Stock

in

the

Company

set

forth

opposite

its

name

in

the

Subscription

Agreement

on

the

terms

and

conditions

of

the
Subscription Agreement;
(B)

The

Investors

and

the Company

entered into

that certain

Policy

Agreement

dated

April 11,

2016

(the “
Original
Policy Agreement
”) as a condition of the Investors’

subscription pursuant to the Subscription Agreement;

and
(C)

On May 7,

2024, the Company

entered into a

Sale and Purchase

Agreement (the

“
Sale Agreement ”) with Lesaka
Technologies Proprietary Limited, and the Sellers party thereto. Pursuant to the Sale Agreement,

the Company agreed to sign

a written
addendum to the Original Policy Agreement with the Investors that provides for the inclusion of the shares to be issued in connection with

the

Sale

Agreement

attributable to the

Investors in

the

definition of “Put

Shares”

under the

Original

Policy
Agreement, and related changes.
(D)

Accordingly,

the Company and the

Investors desire and

agree to amend and

restate the Original Policy

Agreement
in its entirety to incorporate the changes contemplated by the Sale Agreement.
ARTICLE I
Definitions and Interpretation
Section 1.01.

Definitions
.

Wherever used in this Agreement, the following terms have the following meanings:
“ Accounting Standards
” means accounting principles generally accepted in the

United States, applied on a consistent basis;
“ Action Plan
” means the plan

attached as Schedule 2

(
Action Plan
) setting out the

specific social and environmental

measures to be
undertaken by the Company;
“ Advisory Committee ” has the meaning set forth in Section 2.04 ( Advisory Committee );
“ Affiliate
” means, with respect to any Person, any Person directly

or indirectly Controlling, Controlled by or under

common Control
with, that Person;
“ ALAC ” has the meaning set forth in the preamble;
“ AML/CFT
” means anti-money laundering and combating the financing

of terrorism;
“ AML/CFT Officer
” means

a senior

officer of

the Company

whose duties

include oversight

or supervision

of the

implementation
and operation of, and compliance with, the Company’s

AML/CFT policies, procedures and controls;

“
Annual Monitoring

Report
” means

the annual

monitoring report,

in form

and substance

satisfactory to

each Investor,

setting out
the specific social, environmental and developmental impact information to be provided by the Company,

substantially in the form of
Annex B hereto, as the same may be amended or supplemented from time to time with the Investor’s consent;
“ Applicable Law
” means

all applicable

statutes, laws,

ordinances, rules

and regulations,

including but

not limited

to, any

license,
permit or other governmental Authorization, in each case as in effect from time to time;
“ Applicable S&E Law ” means all applicable statutes, laws, ordinances, rules and regulations of each country in which the Company or any Subsidiary does business, including,

without limitation, all Authorizations setting

standards concerning environmental, social,
labor, health

and safety or

security risks of

the type contemplated

by the Performance

Standards or imposing

liability for the

breach
thereof;
“ Auditors
” means the independent registered public accounting firm of the Company;
“ Authority
” means any

national, supranational, regional

or local government

or governmental, statutory,

regulatory,

administrative,
fiscal, judicial,

or government

-owned

body,

department,

commission, authority,

tribunal, agency

or entity,

or central

bank (or

any
Person whether or not government owned and howsoever constituted or called, that exercises the functions of a central bank);
“ Authorization
” means

any consent,

registration, filing,

agreement, notarization,

certificate, license,

approval, permit,

authority or
exemption from,

by or

with any

Authority,

whether given

by express

action or

deemed given

by failure

to act

within any

specified
time period and all corporate, creditors’ and stockholders’ approvals or consents;
“ Authorized Representative
” means any individual who is duly authorized by the Company to act on its behalf and whose name and
a specimen

of whose

signature appear

on the

Certificate of

Incumbency and

Authority most

recently delivered

by the

Company to
each Investor;
“ Board of Directors ” or “ Board
” means the

board of directors

of the Company

nominated and elected

from time to

time in accordance
with Section 2.01 ( Investors’ Board Rights );
“ Bona Fide Offer
” means a bona fide offer to acquire all the outstanding Common

Stock of the Company;
“ Business Day
” means a day when banks are open for business in New York,

New York

and Johannesburg, South Africa;
“ CAO
” means

the Compliance

Advisor

Ombudsman,

the independent

accountability

mechanism for

the Investors

that impartially
responds to environmental and social concerns of affected

communities and aims to enhance outcomes;
“ CAO’s Role ” means the role of the CAO which is:
(a)

to respond

to complaints

by Persons

who have

been or

are likely

to be

directly affected

by the

social or
environmental impacts of IFC projects; and
(b)

to

oversee

audits

of

IFC’s

social

and

environmental

performance,

particularly

in

relation

to

sensitive
projects, and to ensure compliance with IFC’s

social and environmental policies, guidelines, procedures and systems;
“ Certificate of Incumbency and Authority ” means a certificate provided to each Investor by the Company substantially in the form set forth in Schedule 5 ( Form of Certificate of Incumbency and Authority ) to the Subscription Agreement;
“ Chairman ” means the chairman of the Board of Directors elected or appointed from time to time, or such individual in substantially the same role;
“ Charter
” means the

Amended and

Restated Articles of

Incorporation and

Amended and Restated

By-Laws of

the Company

or, as
applicable, the organizational documents of any Subsidiary;
“ Coercive Practice ” has the meaning set forth in Annex A ( Anti-Corruption Guidelines for IFC Transactions );
“ Collusive Practice ” has the meaning set forth in Annex A ( Anti-Corruption Guidelines for IFC Transactions );
“ Common Stock ” means the common stock, par value $0.001 per share, of the Company;
“ Company ” has the meaning set forth in the preamble;
“ Company Operations ” means all of the existing and future financing operations of the Company and its Subsidiaries;

“
Company’s

Knowledge
” means

the knowledge

of the

Company’s

executive officers

after making

due

inquiry of

the individuals
within the Company’s and

its Subsidiaries’ having responsibility for the matter in question;
“ Confidential Information
” means any

written information, which

is clearly marked

“confidential”, concerning

the businesses and
affairs of

the Company

or any

of its

Subsidiaries that

the Company

has provided

or shall

in the

future provide

to the

Investors, but
excluding information

that: (i)

is or

becomes available

to the

public from

a source

other than

any Investor;

(ii) was

available to

an
Investor prior to its disclosure to the Investors by the Company; (iii) was or is developed by an Investor independently of, and without reference to any

other information within

the scope of this

definition; (iv) is

required to be disclosed

by action of

any court, tribunal
or regulatory authority or

by any requirement of law,

legal process, regulation, or

governmental order,

decree or rule, or is necessary
or desirable for the Investors to disclose in connection with any proceeding in any court or tribunal or before any regulatory authority
in order

to preserve

its rights;

(v) the

Company agrees

may be

disclosed; (vi)

is or

becomes available

to any

Investor from

sources
which to such

Investor’s knowledge

are under no

obligation of confidentiality

to the Company;

or (vii) is

or becomes stale

and out-
of-date or no longer material

to the Company and its Subsidiaries,

provided that in the

case of Intellectual Property,

such Intellectual
Property shall not cease to be Confidential Information pursuant to this sub-clause (vii) without the prior consent of the

Company (not
to be unreasonably withheld);
“ Control ” means the power to direct the management or policies of a Person, directly or indirectly, whether through the ownership of shares or

other securities,

by contract

or otherwise;

provided that,

in any

event, the

direct or

indirect ownership

of twenty

percent
(20%)

or

more

of

the

voting

share

capital

of

a

Person

is

deemed

to

constitute

Control

of

that

Person,

and

“
Controlling
”

and
“ Controlled ” have corresponding meanings;
“ Controlling Person ” has the meaning set forth in Section 3.07(b)(xvii) ( Registration Rights );
“ Corrupt Practice ” has the meaning set forth in Annex A ( Anti-Corruption Guidelines for IFC Transactions );
“ Director ” means an individual who is a member of the Board of the Company;
“ Dollars ” or “ $ ” means the lawful currency of the United States of America;
“ Equity Securities
” means

the Company’s

Common Stock,

preferred stock,

bonds, loans,

warrants, rights,

options or

other similar
instruments

or

securities

which

are

convertible

into or

exercisable

or

exchangeable

for,

or

which

carry

a

right

to

subscribe

for

or
purchase shares of Common Stock or any instrument or certificate representing a beneficial ownership interest in the Common Stock, including

global

depositary

receipts and

American

depository

receipts

and

any

other

security

issued

by

the

Company,

even

if

not
convertible into Common Stock,

that derives its

value and/or return based

on the financial

performance of the

Company or its

Common
Stock;
“ Exchange Act ” means the U.S. Securities Exchange Act of 1934, as amended;
“ Financial Year
” means the accounting year of the Company commencing each year on July 1 and ending on the following June 30,
or such other period

as the Company,

upon thirty (30) days’

prior written notice

to each Investor,

from time to time

designates as its
accounting year;

“ Fraudulent Practice ” has the meaning set forth in Annex A ( Anti-Corruption Guidelines for IFC Transactions );
“
General

Meeting
”

means

either

a

special

meeting

of

the

Company’s

shareholders

or

the

annual

meeting

of

the

Company’s
shareholders;

“ IFC ” has the meaning set forth in the preamble;
“ Indemnitee
” shall mean each Investor and its officers, directors, employees,

agents, representatives and Affiliates;

“ Intellectual Property
” means any

or all of

the following and

all rights in,

arising out of,

or associated with

any or all

of the following:
(a)

all U.S.,

foreign and

international patents

and patent

rights (including

all patents,

patent applications,

provisional
patent applications, and any

and all divisions, continuations,

continuations-in-part, reissues, re-examinations

and extensions
thereof, and all invention registrations and invention disclosures);
(b)

all

trademarks

and

trademark

rights,

service

marks

and

service

mark

rights,

trade

names

and

trade

name

rights,
service names

and service name

rights (including

all goodwill,

common law

rights and governmental

or other

registrations
or applications

for registration

pertaining thereto),

designs, trade

dress, brand

names, business

and product

names, internet
domain names, logos and slogans;
(c)

all copyrights

and

copyright

rights (including

all common

law rights,

and governmental

or

other registrations

or
applications for registration pertaining thereto, and renewal rights therefor);

(d)

all sui generis

database rights,

ideas, inventions

(whether patentable

or not),

invention disclosures,

improvements,
technology

know-how,

show-how,

trade

secrets, formulas,

systems, processes,

designs,

methodologies,

industrial

models,
works

of

authorship,

databases,

content,

graphics,

technical

drawings,

statistical

models,

algorithms,

modules,

computer
programs, technical documentation, business methods, work

product, intellectual and industrial property licenses,

proprietary
information and documentation relating to any of the foregoing;

(e)

all mask works, mask work registrations and applications therefor;

(f)

all industrial designs and any registrations and applications therefor throughout the world;

(g)

all computer software

including all source

code, object code,

firmware, development

tools, files, records

and data,
and all media on which any of the foregoing is recorded; and
(h)

all similar, corresponding or equivalent

rights to any of the foregoing;
“ Investor Shares
” means the

Equity Securities of

the Company purchased

by the Investors pursuant

to the Subscription

Agreement
and/or otherwise held by the Investors from time to

time, including without limitation Equity Securities purchased pursuant to Section
3.06 ( Preemptive Rights
), and any Equity Securities issued by way of stock split or stock dividend on such Investor

Shares;
“ Investors ” has the meaning set forth in the preamble;
“ Investors Subscription
” means the subscription

for Equity Securities of the

Company by the Investors as provided

for in Article II
of the Subscription Agreement;
“ Investors’ Nominee Director ” has the meaning set forth in Section 2.01(a) ( Investors’ Board Rights );
“ Investors’ Observer ” has the meaning set forth in Section 2.01(c) ( Investors’ Board Rights );
“ Material Adverse Effect ” means a material adverse effect on:
(a)

the Company’s and its Subsidiaries’

assets or properties, taken as a whole;
(b)

the Company’s and its Subsidiaries’

business prospects or financial condition, taken as a whole;
(c)

the ability of the Company’s and its Subsidiaries’ businesses or operations,

taken as a whole, to continue as a going
concern; or
(d)

the ability of the Company

to (i) comply with its obligations

under this Agreement,

the Subscription Agreement or
its

Charter

and

(ii)

ensure

that

each

of

its

Subsidiaries

complies

with

its

obligations

under

this

Agreement

or

its

organizational
documents;
“ Nasdaq ” means The Nasdaq Global Select Market;
“ New Securities ” has the meaning set forth in Section 3.06(f) ( Preemptive Rights );
“ Obstructive Practice ” has the meaning set forth in Annex A ( Anti-Corruption Guidelines for IFC Transactions );
“Performance

Standards”

means

IFC’s

Performance

Standards

on

Social

&

Environmental

Sustainability,

dated

January

1,

2012,
copies

of

which

are

available

publicly

on

the

IFC

website

at
http://www.ifc.org/wps/wcm/connect/Topics_Ext_Content/IFC_External_Corporate_Site/IFC+Sustainability/Sustainability+Framew
ork/Sustainability+Framework+-+2012/#PerformanceStandards;

“ Person
” means

any individual,

corporation, company,

partnership, firm,

voluntary association,

joint venture,

trust, unincorporated
organization, Authority or any other entity whether acting

in an individual, fiduciary or other capacity;
“
Plan Put

Trigger

Event
” means

the rejection

by the

Board of

Directors of

the Company

of a

Bona Fide

Offer at

a time when

the
Company has in place, or in response to such Bona Fide Offer the Company implements, a shareholder rights plan or similar plan that has the

effect

of precluding

a hostile

offer

for

the Company

as a

result of

the triggering

of rights

to purchase

additional shares

of
Common

Stock or

stock of

the potential

acquirer

at a

discount if

an acquiring

person has

beneficial

ownership

of Common

Stock
representing more than a specified percentage of the Common Stock (such plan a “
Shareholder Rights Plan
”);

“ Prospectus
” means

the prospectus or

prospectuses included in

any Registration Statement

(including, without limitation,

a prospectus
that includes any information

previously omitted from

a prospectus filed as part of

an effective Registration Statement

in reliance on
Rule

430A

under

the

Securities

Act

or

any

successor

rule

thereto),

as

amended

or

supplemented

by

any

prospectus

supplement,

including any Shelf Supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such
Registration Statement and by all

other amendments and supplements to

the prospectus, including post-effective

amendments and all
material incorporated by reference in such prospectus or prospectuses;
“ Put Notice
” means a

notice delivered by

an Investor to

the Company pursuant

to Section 4.01(b)

(
The Put Option ) substantially in
the form of Schedule 3;
“ Put Option ” has the meaning set forth in Section 4.01(a) ( The Put Option );
“ Put Price
” means the amount

obtained by multiplying the

relevant Put Price Per

Share by the relevant

number of Put Shares

specified
in the relevant Put Notice (with any Equity

Securities other than Common Stock treated as if

converted into or exercised or exchanged
for Common Stock of the Company at the date of the Put Notice);
“ Put Price Per Share ” means:
(a) in the case

of a Put Trigger

Event and a Threshold

Put Trigger Event,

as applicable, (I) the

higher of (i) (x)

in respect of
Put Shares purchased pursuant to the Subscription Agreement

the price per Investor Share paid

by the Investors pursuant
to the Subscription Agreement

and (y) in respect

of Put Shares purchased

pursuant to Section 3.06

(
Preemptive Rights )
the price

per Investor

Share paid

by the

Investors in

such transaction

and (ii)

the volume

weighted

average price

per
share, as reported

by Bloomberg,

prevailing for

the sixty (60)

Nasdaq trading

days preceding

the Put Trigger

Event or
Threshold Put Trigge

r

Event, as applicable

and (II) in

respect of Additional

Put Shares,

the price per

share attributable
to each such share under

the Sale Agreement (as

adjusted for stock splits, stock

dividends, recapitalizations and

similar
transactions);

and
(b) in the case of a Plan Put Trigger Event, the highest price offered in any Bona Fide Offer;
“ Put Shares
” means

the (i)

Investor Shares

owned by

any Investor

exercising its

Put Option

that were

purchased by

such Investor
pursuant

to (x)

the Subscription

Agreement

or (y)

Section 3.06

(
Preemptive

Rights
) of

this Agreement,

and

any

Equity Securities
issued by way

of stock split

or stock dividend

on such Investor

Shares and (ii)

the shares acquired

by the Investors

as a result of

the
transaction contemplated

by the Sale

Agreement (the

“
Additional Put

Shares
”) , and

any Equity

Securities issued

by way of

stock
split or stock dividend on such Additional Put Shares;
“ Put Trigger Event ” means (1) the formal filing by a governmental Authority of a complaint or instituting an action that specifically alleges, or a court of competent jurisdiction enters a judgment

(whether or not the action giving rise to such judgment

is brought by a
governmental Authority)

finding that, the

Company or any

of its Subsidiaries

(i) engaged in

or authorized or

permitted any Affiliate
or any

other Person

acting on

its or

their behalf

to engage

in any

Sanctionable

Practice with

respect to

the Company

or any

of

its
Subsidiaries; (ii)

entered into

any transaction

or engaged

in activity

prohibited under

Section 3.03(d)

or (iii)

failed to

comply with
Section 3.03(f); or (2) an indictment of the Company or any of its Subsidiaries issued under the laws of the United States charging the
Company or any of its Subsidiaries with the conduct described in clauses (1)(i), (ii) or (iii) above, regardless of whether such conduct occurred prior to or after the date hereof;

“ Registrable Securities
” means

(a) the Investor

Shares and (b)

any shares of

Common Stock

issued or issuable

with respect to

any
shares described in subsection (a) above by

way of a stock dividend

or stock split or in

exchange for or upon conversion of

such shares
or otherwise in connection

with a combination of shares,

distribution, recapitalization, merger,

consolidation, other reorganization

or
other similar

event with

respect to

the Common

Stock (it

being understood

that, for

purposes of

this Agreement,

a Person

shall be
deemed to be a

holder of Registrable Securities

whenever such Person

has the right to

then acquire or obtain

from the Company any
Registrable Securities,

whether or not

such acquisition has

actually been effected).

As to any particular

Registrable Securities,

such
securities shall

cease to

be Registrable

Securities when

(i) the

SEC has

declared a

Registration

Statement covering

such securities
effective and such securities

have been disposed of

pursuant to such

effective Registration Statement, (ii) such

securities are sold under
circumstances in which

all of the applicable

conditions of Rule 144

are met, (iii) such

securities become eligible

for sale pursuant

to
Rule 144

without volume

or manner-of-sale

restrictions and

without the

requirement for

the Company

to be in

compliance with

the
current public information requirement under Rule

144(c)(1), as set forth

in a written opinion letter

to such effect, addressed, delivered
and

reasonably

acceptable

to

the

applicable

transfer

agent

and

the

holders

of

such

securities,

(iv)

such

securities

are

otherwise
transferred, or (v) such securities have ceased to be outstanding;
“ Registration Statement ”
means any registration statement of the Company, including the Prospectus, amendments and supplements
(including

Shelf

Supplements)

to

such

registration

statement,

including

post-effective

amendments,

all

exhibits

and

all

material
incorporated by reference in such registration statement;
“ Related Party ” means any Person: (a) that holds a material interest in the Company or any Subsidiary; (b) in which the Company or any Subsidiary holds a

material interest; (c) that

is otherwise an

Affiliate of the Company;

(d) who serves

(or has within the

past twelve
(12) months served) as

a director, officer or employee

of the Company;

or (e) who

is a member

of the family

of any individual included
in any

of the

foregoing.

For the

purpose

of this

definition,

“material

interest” shall

mean

a direct

or indirect

ownership

of shares
representing at least twenty percent (20%) of the outstanding voting power or equity of the Company or any Subsidiary;

“ Rule 144 ” means Rule 144 under the Securities Act or any successor rule thereto;
“ Sale Agreement ” has the meaning set forth in the preamble;
“ S&E Management System ” means the Company’s social and environmental management system, as implemented or in effect from time to time,

enabling it to

identify,

assess and manage

the social and

environmental risks in

respect of the

Company Operations

on
an ongoing basis in accordance with the S&E Requirements;
“ S&E Officer
” means

a senior

officer of

the Company

to be

responsible for

administration and

oversight of

the S&E

Management
System, initially appointed in accordance with the Action Plan;
“ S&E Requirements
” means the

social and environmental obligations

to be undertaken

by the Company

and its Subsidiaries

to ensure
compliance with: (a) Applicable S&E Laws and (b) the Performance

Standards;
“
Sanctionable

Practice
”

means

any

Corrupt

Practice,

Fraudulent

Practice,

Coercive

Practice,

Collusive

Practice,

or

Obstructive
Practice,

as

those

terms

are

defined

herein

and

interpreted

in

accordance

with

the

Anti-Corruption

Guidelines

attached

to

this
Agreement as Annex A ( Anti-Corruption Guidelines for IFC Transactions );
“ SEC
” means

the U.S.

Securities and

Exchange Commission

or any

other federal

agency administering

the Securities

Act and

the
Exchange Act at the time;
“ Securities Act ” means the U.S. Securities Act of 1933, as amended;
“ Selling Expenses ”
means all underwriting

discounts, selling commissions

and stock transfer

taxes applicable to

the sale

of Registrable
Securities,

and

fees

and

disbursements

of

counsel

for

any

holder

of

Registrable

Securities,

except

for

the

reasonable

fees

and
disbursements

of counsel for the holders of Registrable Securities required to be paid by the Company pursuant to Section 3.09(c);

“ Settlement Completion ” has the meaning set forth in Section 4.01(c)(ii) ( The Put Option );
“ Settlement Date ” means the date for settlement of the purchase of the relevant Put Shares by the Company, as such date is specified by an

Investor in

the Put

Notice, which

shall be

not less

than ten

(10) days

nor more

than sixty

(60) days

after the

date of

the Put
Notice and shall be a Business Day;
“ Shelf Registration ” has the meaning set forth in Section 3.07(a)(i) ( Registration Rights );
“ Shareholder Rights Plan
” has the meaning set forth in the definition of Plan Put Trigger

Event;
“ Shelf Registration Statement ” has the meaning set forth in Section 3.07(a)(i) ( Registration Rights );
“ Shelf Supplement ” has the meaning set forth in Section 3.07(a)(ii) ( Registration Rights );
“ Shelf Takedown ” has the meaning set forth in Section 3.07(a)(ii) ( Registration Rights );
“ Shell Bank
”

means

a bank

incorporated

in

a jurisdiction

in which

it has

no physical

presence

and

which

is not

an

Affiliate

of a
regulated bank or a regulated financial group;
“ Subscription Agreement ” has the meaning set forth in the Recitals;
“ Subsidiary
”

means

with

respect

to

the

Company,

an

Affiliate

over

fifty

per

cent

(50%)

of

whose

capital

is

owned,

directly

or
indirectly, by the Company;
“ Threshold Put Trigger Event
” means the

adoption of a

Shareholder Rights Plan at

a time when

there is no

Bona Fide Offer currently
pending and where

the beneficial ownership

threshold that would

“trigger” the separation

of the rights from

the Common Stock (the
“
Threshold

Trigger
”)

is

less

than

twenty

percent

(20%)

or

such

lower

amount

that

is

expressly

stated

in

the

Florida

Business
Corporation Act;
“ Threshold Trigger
” has the meaning set forth in the definition of Threshold Put Trigger

Event; and
“ Transaction Documents ” means this Agreement and the Subscription Agreement.
Section 1.02.

Interpretation
.

In this Agreement, unless the context otherwise requires:
(a)
headings are for convenience only and do not affect the

interpretation of this Agreement;

(b)
words importing the singular include the plural and vice versa;
(c)
a reference to

an Annex, Article, party,

Schedule or Section

is a reference

to that Article or

Section of, or
that Annex, party or Schedule to, this Agreement;
(d)
a reference to a document in the “agreed form” is a reference to a document approved and for the purposes of identification initialed by or on behalf of the parties thereto;
(e)
a reference

to a

document includes

an amendment

or supplement

to, or

replacement or

novation of,

that
document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement;

(f)
general words in this Agreement shall not be given a restrictive meaning by reason of their being preceded or followed by words indicating a particular class of acts, matters or things or by examples falling within the general words;

(g)
a reference to a party to any document includes that party’s successors and permitted assigns; and
(h)

unless stated

otherwise herein,

a reference

to “shares

of the

Company” means

shares of

the Company

of
any class.
Section 1.03.

No Third Party Rights
.

Subject to Section 1.04 (
Exceptions to No Third Party Rights
), a Person who

is not a
party to this

Agreement has

no right to

enforce or enjoy

the benefit

of any term of

this Agreement.
Section 1.04. Exceptions to No Third Party Rights
.

(a)

Any Person

entitled to indemnity

under Section

7.10 (
Costs, Expenses and

Third Party

Claims
) may enforce

such
Person’s rights thereunder

subject to and in accordance with the terms of this Agreement.
(b)

This Agreement may

be rescinded or

terminated and a

term may be

amended or waived

without the permission

of
any Indemnitee or its

permitted assignees even if that

removes a right which

the Indemnitee or its

permitted assignees would otherwise
have.
(c)

No Indemnitee or its permitted assignees may enforce a term of this Agreement without the prior written consent of each Investor, which may be provided in

its sole discretion.

Such consent by each Investor

may be subject to any

terms and conditions
that it may determine in its sole discretion.
(d)

No Indemnitee

may,

without the

prior written

consent of

each Investor

and the

Company (such

consent not

to be
unreasonably withheld,

conditioned or delayed),

assign, charge or

otherwise dispose of

any rights it may

have under this Agreement
or grant or create any third party interest therein.
ARTICLE II
Corporate Governance
Section 2.01.

Investors’ Board Rights
.

(a)

For so long as the Investors in aggregate beneficially own Investor Shares representing at least five percent (5%) of the issued and outstanding voting shares of the Company:
(i)

the Investors shall

have the right

to nominate one

(1) Director (the

“
Investors’ Nominee Director ”) to the Board,
and the

Company shall

take all

commercially

reasonably

action to

cause the

election of

such nominee,

including
nominating and recommending to the stockholders of the Company such person for election, and

(ii)

the Board shall at

all times maintain the

following committees:

an Audit Committee, a

Nominating and Corporate
Governance Committee

and a Remuneration

Committee.

As long as the

Investors’ Nominee

Director satisfies the
independence requirements of Nasdaq listing standards and other Applicable Law,

the Investors’ Nominee Director
shall be appointed

as a

member of the

Audit Committee and

shall have the

right to attend

meetings of the

Nominating
and

Corporate

Governance

Committee and

Remuneration

Committee

as an

observer.

Any financial

audit of

the
Company

must

be

in

compliance

with

the

Accounting

Standards

and

approved

by

the

Audit

Committee.

The
Investors’ Nominee

Director shall

be appointed

as a

member of

any committee

formed by

the Board

to consider
and/or implement a Shareholder Rights Plan.
The Investors

agree that

the Investors’

Nominee Director

shall be

an individual

that is

not an

executive officer

or employee

of the
Company or any of its

Subsidiaries and does not otherwise

fall within paragraphs (A)-(F) of

NASDAQ Marketplace Rule 4200(a)(15).

(b)

For so

long as

the Investors

in aggregate

beneficially own

Investor Shares

representing at

least two

and one

-half
percent (2.5%) of

the issued and outstanding

voting shares of the

Company,

the Investors shall have

the right to appoint

an observer
(the “ Investors’ Observer
”) to the Board

at any time when

they have not designated,

or do not have

the right to designate,

a person
to

serve

as a

Director

on

the

Board,

provided

such

observer

enters

into

a

customary

observer

agreement

containing,

among

other
provisions, confidentiality and non-use obligations with respect to information acquired from the Company.

The Investors’ Observer
shall have

the right

to attend

all meetings

of the

Audit Committee,

the Nominating

and Corporate

Governance Committee

and the
Remuneration

Committee

as

an

observer.

The

Investors’

Observer

shall

have

the

same

information

rights

and

receive

the

same
information at the same time as each of the members of the Board and committees

(but will have no voting rights).

Section 2.02.

Removal/Resignation of Investors’ Nominee Director
.

The Investors may require the removal of

the Investors’
Nominee

Director

or

Investors’ Observer

at

any

time

and

shall

be

entitled

to

nominate

another

Person

as the

Investors’

Nominee
Director or Investors’ Observer in place of any Investors’ Nominee

Director or Investors’ Observer,

respectively, so removed.

In the
event of the resignation, retirement or vacation of office of the Investors’ Nominee Director or Investors’ Observer, the Investors shall be

entitled,

subject

to

Section

2.01

(
Investors’

Board

Rights
),

to

nominate

another

Person

as

the

Investors’

Nominee

Director

or
Investors’ Observer, as applicable, in place

of such Investors’ Nominee Director

or Investors’ Observer and the

Company shall ensure,
to the fullest extent of all its rights and powers, that such nominee is promptly appointed as a Director or observer.
Section 2.03.

Procedures of the Board
.

(a)

The

Board

shall

meet

at

least

once

every

quarter

of

each

Financial

Year

subject

to

an

annual

schedule

and
confirmation of the date of the next Board meeting at the previous Board meeting.

(b)

Written notice

of each

meeting of the

Board, and an

agenda setting out

in detail the

items of business

proposed to
be

transacted

at

such

meeting

together

with

necessary

information

and

supporting

documents,

shall

be

given

to

all

the

Directors.

Written notice

of each meeting of

a committee of the

Board, and an agenda

setting out in detail

the items of business

proposed to be
transacted

at

such

meeting

together

with

necessary

information

and

supporting

documents,

shall

be

given

to

all

Directors

on

that
committee.

Written notice of a meeting and the

materials to be provided under

this Section 2.03(b) shall be

sent to the address

notified
from time to time by the Directors at least five (5) Business Days in advance of such meeting; provided that where, exceptionally,

the
Board or a committee of the Board is required to make a decision in circumstances in which the foregoing notice requirements cannot be observed, such notice and information requirements may be waived with the unanimous approval of all Directors or, in the case of
a meeting of a committee of the Board, all Directors on that committee.
(c)

The Company shall

not amend Section

4.11 or

Article VI of the

Company’s

bylaws as in effect

on the date

hereof
without the prior consent of the Investors.

The Company shall enter into an indemnification agreement with each Director.
(d)

The Board shall

maintain a director

remuneration and expense

reimbursement policy providing

for the payment of
directors’ fees

and reimbursement

of expenses

to any

Director who

is not

an employee

of the

Company.

Such policy

shall include
reimbursement

of the

reasonable

expenses incurred

by such

Directors:

(i) in

attending

a board

or committee

meeting or

a General
Meeting or

any other meeting

which the

Director is

requested to

attend in

his capacity

as a

Director of

the Company

(including the
reasonable costs of travel and attendance of an Investors’ Nominee Director or Investors’ Observer); and (ii) in obtaining independent legal or professional advice in furtherance of his or her duties as a Director.
(e)

If any action

is to

be taken by

written consent of

the Board (or

a committee thereof)

in lieu

of a

meeting, the Company
shall

circulate,

together

with

the

proposed

written

consent,

the

information

it

determines

in

good

faith

is

necessary

to

enable

the
Directors to make a fully-informed, good faith decision with respect to such the matter(s) that are the subject of such consent, and the
Company shall provide

each Director such

additional information

as any Director

may reasonably request

with respect to

the matter
being considered.
Section 2.04.

Advisory Committee
.

As soon as

practicable, but in any

event no later

than thirty (30)

days after the

date hereof,
the Company shall create, and thereafter maintain in existence, an advisory committee

(the “
Advisory Committee ”) which will act as
an advisor

to the

Company’s

chief executive

officer

or such

other person

in a

substantially similar

role.

The Advisory

Committee
will,

among

other

things,

advise

on

guidelines

to

govern

future

acquisitions,

strategic

partnerships

and

similar

activities

of

the
Company and its Subsidiaries.

Members of the Advisory Committee shall be comprised of the Company’s chief executive officer (or
such other person in a substantially similar role), the Company’s chief financial officer, certain individuals with experience in the area of financial technology designated by the Investors in

their sole discretion and, if approved by the Company’s

chief executive officer
(or such other person

in a substantially similar

role), certain external

individuals with experience

in the area of

financial technology.

For the avoidance of

doubt, the Advisory Committee

shall not have any

decision-making authority or authority to

create any obligation
on

behalf

of

the

Company,

and

the

Board

shall

have

no

obligation

to

follow

its

advice.

The

Company

shall

indemnify

and

hold
harmless the

non-employee

members of

the Advisory

Committee to

the maximum

extent permitted

under Applicable

Law for

any
reasonable and documented costs, expenses

or liabilities incurred by each such

member in connection with his or her

activities or his
or her position as a

member of the Advisory

Committee, other than those

arising directly from such

member’s gross negligence,

bad
faith or willful misconduct.

The Company’s obligation to have an

Advisory Committee will terminate when

the Investors in aggregate
beneficially own Investor Shares representing less than five percent (5%) of the issued and outstanding voting shares of the Company.

ARTICLE III
Covenants
Section 3.01.

General Reporting Covenants
.

(a)

The Company shall furnish to each Investor the following information:

(i)

within ninety (90) days after the end

of each Financial Year, (A) annual consolidated financial statements (a balance sheet as of the end of such Financial Year and the related statements of operations, comprehensive income, changes in

equity

and

cash

flows

for

the

Financial

Year

then

ended)

for

the

Company,

audited

in

accordance

with

the
Accounting

Standards

and certified

by the

Auditors, together

with an

opinion of

the Auditors

on the

Company’s
internal control

over financial

reporting, and

(B) the

consolidating worksheet

used by

the Company

to prepare

its
consolidated

financial

statements,

certified

by

the

Company’s

chief

financial

officer

as

(x)

being

prepared

in
accordance with

the Company’s

books and

records and

accounting policies

in all material

respects, (y)

containing
all adjustments necessary for purposes of

presenting the Company’s consolidated financial statements in accordance with the Accounting Standards and (z) fairly presenting in all material respects the financial condition and results of
operations of the Company and each of the consolidating groups shown thereon;

and
(ii)

within forty-five (45) days after the end of the first three quarters of each Financial Year,

(A) quarterly consolidated
financial

statements

(a

balance

sheet

as

of

the

end

of

such

quarter

and

the

related

statements

of

operations,
comprehensive income, changes in equity and cash flows for the quarter and Financial Year

to date then ended) for
the Company,

prepared in accordance with

the Accounting Standards and

(B) the consolidating worksheet

used by
the

Company

to

prepare

its consolidated

financial

statements

for

such

quarter,

certified

by

the

Company’s

chief
financial officer as (x) being prepared in accordance with the

Company’s books and records and accounting policies
in

all

material

respects,

(y)

containing

all

adjustments

necessary

for

purposes

of

presenting

the

Company’s
consolidated

financial

statements

in

accordance

with

the

Accounting

Standards

and

(z)

fairly

presenting

in

all
material

respects the

financial

condition

and results

of operations

of the

Company

and

each of

the consolidating
groups

shown thereon; and
(iii) within

fifteen

(15)

days

after

receipt

thereof

by

the

Company,

any

management

letter

or

similar

letter

from

the
Auditors; and
(iv)

no

later

than

fifteen

(15)

days

before

commencement

of

each

Financial

Year,

the

proposed

annual

budget,

and
promptly following

approval by

the Board

of any

amended budget

for such

Financial Year,

the amended

budget;
and

(v)

no later than thirty (30)

days before the General Meeting,

the notice, agenda and relevant meeting

materials for the
General Meeting; and
(vi)

no later than fifteen

(15) days after each

General Meeting, the minutes

thereof reflecting decisions adopted

at such
meeting; and
(vii)

promptly after becoming aware thereof the name of any person or “group” (within the meaning of Rule 13d-5 under
the Exchange Act) that beneficially owns more than five percent of any class of the Company’s securities.
Notwithstanding the foregoing,

the Company shall not

be required to furnish

to the Investors any of

the foregoing information to

the
extent such information is available on the SEC’s EDGAR website and the Company has notified each Investor of the posting of such information with a link to such information.
(b)

Pursuant to the

Subscription Agreement, the

Company has

irrevocably authorized and

instructed the Auditors

(whose
fees and

expenses shall

be for

the account

of the

Company) to

communicate

directly with

each Investor

at any

time regarding

the
Company’s

financial statements,

accounts and

operations.

The Company

shall take

such actions,

issue such

additional instructions
and

deliver

such

additional

documents

as

necessary

to

procure

the

Auditors’

compliance

with

such

instruction,

including

without
limitation having the Company provide any customary indemnity and/or engagement letter required by the Auditors as a condition to their

providing

to

the

Investors

any

information

they

may

request,

it

being

understood

that

any

such

information

request

will

be
evaluated by the

Auditors with reference

to the relevant

auditing standards, laws

and its formal

policy and may

be declined on

these
grounds.

No later than

thirty (30)

days after any

change in Auditors,

the Company

shall so authorize

and instruct

the new Auditors
pursuant to a letter in the

form set forth in Schedule 1

(
Form of Letter to Company’s

Auditors
) and provide a copy of

the Company’s
instructions and any other related documentation to each Investor.
(c)

The Company shall promptly provide

to the Investors such

information as any Investor from

time to time reasonably
requests with regard

to the Company

and any of its

Subsidiaries.

The Company shall

provide to the

Investors’ Nominee Director

or
Investors’ Observer, as applicable, all information as and when provided to any other Director in his or her capacity as a Director and, at any Investor’s

request and to

the extent consistent

with Applicable Law, shall also

provide such information

to such Investor.

Unless
prohibited by Applicable Law, the Investors’ Nominee Director

and Investors’ Observer may

provide to each Investor

any information

that the

Investors’ Nominee

Director and

Investors’ Observer

receives in his

or her

capacity as

a Director

or observer,

respectively,
including,

without

limitation,

any

information

related

to

Company

Operations,

and

may

provide

periodic

reports

to

each

Investor
related to the discharge of his or her duties as a Director.
(d)

Each Investor

may at any

time, by notice

to the Company,

elect not to

receive any of

the information described

in
this Section 3.01.

In this case, the

Company shall provide

such Investor with

copies of all information

publicly disclosed that

is not
otherwise available on the SEC’s EDGAR

website.
Section 3.02.

Policy Reporting Covenants.

(a)

The Company shall promptly notify each Investor upon becoming aware of: (i) any material litigation, investigation
or

proceeding

commenced

or

to

the

Company’s

Knowledge

threatened

against

the

Company

or

any

Subsidiary,

(ii)

any

criminal
investigations or proceedings commenced or to the Company’s Knowledge threatened against the Company or any Related Party, (iii)
the occurrence of a Put Trigger Event, and any such notification shall specify the nature of the action or proceeding and any steps that the Company proposes to take

in response to the same

unless, and then only to

the extent, the Company’s

counsel concludes in good
faith such specification

would jeopardize

attorney-client or work

product privilege and

advises each Investor

of such determination,
(iv) the occurrence

of a Plan Put Trigger

Event, and any such

notification shall specify

the terms of the

Bona Fide Offer and

include
any

correspondence

received by

the Company

setting forth

the Bona

Fide Offer,

or (v)

the occurrence

of a

Threshold Put

Trigger
Event, and

any such

notification shall

specify why

the Board

determined to

have the

Threshold Trigger

of less than

twenty percent
(20%).

Separate notification

to each Investor

pursuant to this

Section 3.02(a)

shall not be

required to

the extent such

information is
filed with

the SEC

and available

on the

SEC’s

EDGAR website

and the

Company has

notified each

Investor of

the posting

of such
information with a link to such information.
(b)

Upon each Investor’s request,

and with no less than three (3)

days prior notice to the Company,

the Company shall
permit representatives of each Investor and the CAO, during normal office hours, to:
(i)

visit any of the sites and premises where the business of the Company or its Subsidiaries is conducted;
(ii)

inspect any of the sites, facilities, plants and equipment, offices,

branches and other facilities of the Company or its
Subsidiaries;
(iii) have access to the books of account

and all records of the Company and its Subsidiaries; and

(iv)

have access

to those

employees, agents,

contractors and

subcontractors of

the Company

and its

Subsidiaries who
have or may have knowledge of matters with respect to which such Investor or the CAO seeks information;
provided that in the case of the CAO, such access shall be solely for the purpose of carrying out the CAO’s Role.
(c)

The Company shall, and shall ensure that each of its Subsidiaries shall:
(i)

within

ninety

(90)

days after

the

end

of each

Financial

Year,

deliver

to

each Investor

the corresponding

Annual
Monitoring Report confirming compliance with the Action Plan, the social and environmental covenants set forth in
this Agreement and Applica

ble S&E Law,

or, as the

case may be, identifying

any non-compliance or failure

(other
than

any

immaterial

non-compliance

or

failure),

and

the

actions

being

taken

to

remedy

it,

and

including

such
information as

any Investor

shall reasonably

require in

order to

measure the

ongoing development

results of

such
Investor’s investment in the Investor

Shares, which information the Investors

may hold and use in accordance

with
IFC’s

Access

to

Information

Policy,

dated

January

1,

2012,

which

is

available

at
http://www.ifc.org/wps/wcm/connect/98d8ae004997936f9b7bffb2b4b33c15/IFCPolicyDisclosureInformation.pdf?
MOD=AJPERES; and
(ii)

within three

(3) days after

becoming aware of

the occurrence, notify

each Investor of

any social, labor,

health and
safety, security or environmental incident,

accident or circumstance having, or which could reasonably be expected to

have,

any

material

adverse

social

and/or

environmental

impact

or

any

material

adverse

impact

on

the
implementation or

operation of

the Company’s

Operations in

compliance with

the S&E

Requirements, specifying
in each case

the nature

of the incident,

accident, or

circumstance and

the impact or

effect arising

or likely

to arise
therefrom, and the measures the Company and/or the relevant Subsidiary,

as applicable, is taking or plans to take to
address

them

and

to

prevent

any

future

similar

event;

and

keep

each

Investor

informed

of

the

on-going
implementation of those measures.
(d)

The Company

shall furnish

to each

Investor, within

ninety (90)

days after

the end of

each Financial

Year,

at least
one of the following:

(i)

a

report

by

the

AML/CFT

Officer

on

the

implementation

of,

and

compliance

with,

the

Company’s

AML/CFT
policies, procedures and controls;

(ii)

an internal or external auditor’s

assessment on the adequacy of the

Company’s AML/CFT policies,

procedures and
controls; or
(iii) a report

by the AML/CFT

regulator of the

Company concerning the

Company’s compliance

with local AML/CFT
laws and regulations.
(e)

The Company shall

furnish to each

Investor, within

thirty (30) days

after the renewal

or replacement of

any of the
insurance policies referred to in Section 3.03(g) ( Policy Covenants ) and Annex C, a copy of that policy.
(f)

Each Investor

may at any

time, by notice

to the Company,

elect not to

receive any of

the information described

in
this Section 3.02.

In this case, the

Company shall provide

such Investor with

copies of all information

publicly disclosed that

is not
otherwise available on the SEC’s EDGAR

website.
Section 3.03.

Policy Covenants .

(a)

Sanctionable Practices.

(i)

The Company

hereby agrees

that it

shall not

engage in

(nor authorize

or permit

any Affiliate

or any

other Person
acting on its behalf to engage in) any Sanctionable Practice with respect to the

Company;
(ii)

The Company shall not, and shall not permit any of its Subsidiaries and any stockholder that Controls the Company and or

any counterparty

of the

Company or

any Subsidiary

in respect

of a

material transaction,

to (x)

enter into

a
business relationship with any Person that

is currently a target of any

economic sanctions administered by the Office
of

Foreign

Assets

Control

of

the

U.S.

Treasury

Department

or

(y)

provide

any

financing

or

services

to

or

in
connection with any activity in any sector under embargo by the

United Nations;
(iii) The Company further covenants that should it become aware of any violation of Section 3.03(a)(i), it shall promptly
notify each Investor; and
(iv)

If any Investor

notifies the Company of

its concern that

there has been

a violation of Section

3.03(a)(i), the Company
shall cooperate in good faith with

the Investors and their representatives in

determining whether such a violation has
occurred, and shall respond promptly and in

reasonable detail to any reasonable request from any

Investor, and shall
furnish

documentary support for such response upon such Investor’s request.

(b)

Affirmative Environmental Covenants.

The Company shall and shall ensure that each of its Subsidiaries shall:
(i)

implement the Action Plan and undertake Company Operations in compliance in all material respects with the S&E
Requirements and all Applicable S&E Law; and
(ii)

periodically review

the form of

the report setting

out the specific

social, environmental

and developmental

impact
information

to be

provided

by the

Company

in

respect of

Company

Operations

(the “
S&E Annual

Monitoring
Report ”) and advise each Investor as to whether revision of the form is necessary or appropriate in light of changes to Company

Operations

and revise

the form

of the

S&E Annual

Monitoring Report,

if applicable,

with the

prior
written consent of each Investor.
(c)

Negative Environmental Covenants.

The Company shall not and shall ensure that each

of its Subsidiaries shall not
amend, waive the

application of, or

otherwise materially

restrict the scope

or effect of,

the S&E Management

System (including

the
Action Plan and the S&E Requirements) without the prior written consent of each of the Investors.

(d)

UN Security Council Resolutions.

The Company shall not and shall ensure that each of its

subsidiaries shall not: (i)
enter into any transaction

with, or for

the benefit of,

any of the

individuals or entities named

on lists promulgated by

the United Nations
Security Council under Chapter VII of the United Nations Charter or currently a target of any economic sanctions administered by the
Office of Foreign Assets

Control of the U.S. Treasury

Department (“
Sanctions Target
”); or (ii) engage in any

activity prohibited by
any resolution of

the United Nations

Security Council under

Chapter VII of

the United Nations

Charter or any

business relationship
with any Sanctions Target.
(e)

Shell Banks. The

Company shall and

shall ensure that

each of its Subsidiaries

shall institute, maintain

and comply
with commercially reasonable internal procedures and controls to ensure that:
(i)

any financial institution with

which the Company or

its Subsidiaries conducts business

or enters into

any transaction,
or

through

which

the

Company

or

its

Subsidiaries

transmits

any

funds,

does

not

have

correspondent

banking
relationships with any Shell Bank; and

(ii)

the Company

shall not

and shall

ensure

that each

of its

Subsidiaries

shall not

conduct

business or

enter

into any
transaction with, or transmit any funds through a Shell Bank.
(f)

AML/CFT.

The Company shall,

and shall ensure

that each of its

Subsidiaries shall, take

commercially reasonable
steps to institute, maintain

and comply with internal

policies, procedures and controls

for AML/CFT consistent with

its business and
customer

profile,

in

compliance

with

national

laws

and

regulations,

and

in

furtherance

of

applicable

AML/CFT

best

practices
recommendations

of

the

Organization

for

Economic

Co-operation

and

Development’s

Financial

Action

Task

Force

on

Money
Laundering.
(g)

Insurance.

The Company shall, and

shall ensure that each of

its Subsidiaries shall: (i)

insure and keep insured

with
reputable

insurers that

cover such

risks and

contain such

policy limits,

types of

coverage as

are adequate

to insure

against risks

to
which

the

Company,

its

Subsidiaries

and

their

respective

employees,

business,

properties

and

other

assets

would

reasonably

be
expected to be exposed to in the operation of the

business as currently conducted and as proposed to be conducted,

including without
limitation the

insurances specified

in Annex C,

on terms and

conditions reasonably

acceptable to each

Investor; (ii) promptly

notify
the

relevant

insurer

of

any

claim

under

any

policy

written

by

that

insurer

and

diligently

pursue

that

claim;

(iii)

comply

with

all
warranties and

conditions under

each insurance

policy; (iv)

not do

or omit

to do,

or permit

to be

done or

not done,

anything which
might prejudice the Company’s (and/or any of its Subsidiaries’ right to claim or recover under any insurance policy; and (v) within

30
days of any renewal or replacement of an insurance policy required in Annex C, provide to each Investor a copy of that policy.
(h)

Shareholder Rights Plan.

The Company shall not

adopt a Shareholder Rights

Plan having a term

of more than one
(1)

year,

provided

that

the

foregoing

shall

not

prevent

the Company

from

adopting

a

new

Shareholder

Rights

Plan

to

replace

the
expired Shareholder Rights Plan.

The Threshold Trigger in any Shareholder Rights Plan adopted by the Board shall be established at twenty percent

(20%) or

such lower

amount that

is expressly

stated in

the Florida

Business Corporation

Act (the

“
20% Threshold
Trigger ” )

unless the Board, or committee thereof implementing the Shareholder Rights Plan, determines, upon the advice of counsel, that

using

a 20%

Threshold

Trigger

would reasonably

be expected

to be

inconsistent

with

its fiduciary

duties,

in

which

event

the
Threshold Trigger shall be

set at

the highest percentage

determined by the

Board or such

committee to be

consistent with such

fiduciary
duties.
Section 3.04.

Other Affirmative Covenants
.

The Company shall and shall ensure that each of its Subsidiaries shall:
(a)

undertake

its business,

activities and

investments

in compliance

in all

material

respects with

Applicable
Law; and
(b)

adopt

and

maintain

a

policy

designed

to

maximize

its

ownership

of

Intellectual

Property

developed

or
acquired in the course of its operations, which policy shall require the Company and its Subsidiaries to: (i) cause all material technological developments,

patentable or unpatentable,

inventions, discoveries or

improvements by the

Company’s

or any
of its

Subsidiaries’ officers

or employees

to be

documented in

accordance with

appropriate professional

standards; and

(ii)
cause all officers and key employees, and to the extent practicable,

consultants of the Company and its Subsidiaries, to enter
into non-disclosure and proprietary rights agreements in customary form,

approved by the Board of Directors.

Section 3.05.

Use of

Proceeds
.

The Company

shall use

the

proceeds

from the

sale of

the Investor

Shares for

(i) capital
expenditures;

(ii)

acquisitions

in

the financial

technology

sector pursuant

to guidelines

to be

adopted

by the

Company

taking

into
account the recommendations of the Advisory Committee; and (iii) general corporate purposes.

A majority of all such proceeds must
be used for the forgoing purposes in developing countries or emerging markets specified on Annex D.

The Company shall not use of
any such proceeds

in the territories of

any country that is

not a member of

the World

Bank or for reimbursements

of expenditures in
those territories or

for goods produced

in or services

supplied from any

such territory.

Notwithstanding anything herein to

the contrary,
each

Investor

acknowledges

that

nothing

in

this

Section

3.05

shall

prohibit

the

Company

from

using

its

existing

cash

reserves

in
countries or markets not specified in Annex D, provided such use complies with Applicable Law and does not violate Section 3.03(d).
Section 3.06.

Preemptive Rights
.

For so long

as the Investors

hold in aggregate

5% of the

outstanding shares

of Common
Stock of the Company, each Investor shall have the right to purchase its pro-rata share of New Securities in the manner set out below:
(a)

If the Company proposes to issue New Securities, it shall give each Investor written notice of its intention, describing the New Securities,

their price, and their general

terms of issuance, and specifying

each Investor’s pro-rata share
of

such

issuance

(the

“
Issue

Notice
”).

Each

Investor

shall

have

thirty

(30)

days

after

any

such

notice

is

delivered

(the
“ Notification Date
”) to give the Company written notice that it agrees to purchase part or all of its pro-rata share of the New
Securities for the price

and on the terms specified

in the Issue Notice (the

“
Subscription Notice
”).

Each Investor may also
notify the Company in the

Subscription Notice that it

is willing to buy

a specified number of

the New Securities (“
Additional
Securities
”) not taken up

by the other Investors (“
Unpurchased Securities
”) for the price and

on the terms specified

in the
Issue Notice.
(b)

For the

avoidance of

doubt, the

Company

shall not

issue any

New Securities

until after

the Notification
Date.

(c)

If an Investor has

indicated that it is

willing to buy Additional

Securities (an “
Overallotment Investor ”),
the Company shall give such Overallotment Investor

written notice of the total

number of Unpurchased Securities within five
(5) days of the expiry of the thirty (30) day period

referred to in Section 3.06(a).

Such notice shall specify the particulars of
the payment

process for

the New

Securities to

be purchased

by such

Overallotment

Investor pursuant

to the

Subscription
Notice.
(d)

On the tenth (10
th
) Business Day after expiry of the thirty (30) day period referred to in Section 3.06(a):
(i)

each Investor shall subscribe for the number of its pro-rata shares specified in the Subscription Notice;
(ii)

if an Investor has indicated that

it is willing to buy

Additional Securities, such Overallotment Investor shall also subscribe

for

the

lower

of

the

number

of

Additional

Securities

and

its

pro

rata

share

of

the

number

of
Unpurchased Securities;

(iii) each Investor shall pay the relevant

consideration to the Company; and
(iv)

the Company shall register in the name of each Investor the number of New Securities for which such Investor
has subscribed.
(e)

If the Company has not consummated the proposed issuance of New Securities within one hundred twenty days (120)

days following

the date of

the Issuance

Notice, the

Company may

not issue

such New

Securities without

again
complying with this Section 3.06.
(f)

“
New

Securities
”

shall

mean

any

Equity

Securities

of

the

Company;

provided,

that

the

term

“
New
Securities
” does not include:

(i)

Common Stock (or options to purchase Common Stock) issued or issuable to officers, directors and employees of, or consultants to, the Company pursuant to an equity incentive plan that has been approved by the Board of
Directors, not to exceed five percent (5%) of the then issued and outstanding shares of Common Stock;
(ii)

Common Stock

issuable upon the

exercise, exchange

or conversion of

Equity Securities outstanding

as of the
date

of

this

Agreement

or

issued

after

the

date

hereof

pursuant

to

exercisable,

exchangeable

or

convertible
Equity Securities issued in a transaction to which this Section 3.06 was applicable;

(iii)
Common Stock issued or issuable in connection with any stock split or stock dividend of the Company;

(iv)

Common

Stock (or

options

or warrants

to purchase

Common

Stock)

issued or

issuable

to banks,

equipment
lessors or other

financial institutions

pursuant to

a debt financing

or commercial

leasing transaction

approved
by the

Board of

Directors, not

to exceed

two and

one-half percent

(2.5%) of

the then

issued and

outstanding
shares of Common Stock; and
(v)

Common Stock issued

or issuable pursuant

to the bona

fide acquisition of

another Person by

the Company by
merger, purchase of substantially

all of the assets of such Person, or exchange of shares or other transaction, in each case, approved

by the

Board of

Directors, not to

exceed five

percent (5%)

of the

then issued

and outstanding
shares of Common Stock.
(g)

If any

Investor is

unable to

exercise, in

whole or

in part, its

right to

purchase New

Securities pursuant

to
this Section 3.06, such

Investor shall have the

right to transfer its

rights to purchase New

Securities to any other

Investor or
to any Affiliate of any Investor.
Section 3.07.

Registration Rights
.

(a)

Short Form Registration.
(i)

On June 10,

2016, the

Company filed

with the SEC

a Registration

Statement on

Form S-3

or the then

appropriate
form

(or

a

post-effective

amendment

to

a

currently

effective

Registration

Statement)

for

an

offering

to

be

made

on

a

delayed

or
continuous basis pursuant to Rule 415 under the Securities

Act or any successor rule thereto (each such

registration statement a “
Shelf
Registration Statement
” and

the Shelf

Registration

Statement filed

on June

10, 2016,

the “
Initial Registration

Statement
”) that
covers all

Registrable Securities

then outstanding

for an

offering to

be made

on a

delayed or

continuous basis

pursuant to

Rule 415
under the

Securities Act

or any successor

rule thereto (a

“
Shelf Registration
”), which

was declared

effective on

June 24, 2016.

If,
after the filing

of a Shelf

Registration Statement,

an Investor

requests registration

under the Securities

Act of additional

Registrable
Securities (including Registrable

Securities acquired pursuant

to Section 3.06

(
Preemptive Rights
)) pursuant to

such Shelf Registration,
the Company

shall, as soon

as practicable,

but in any

event no later

than thirty

(30) days after

the date of

such request,

amend such
Shelf Registration Statement to cover such additional Registrable Securities.

(ii)

At

any

time

that

a

Shelf

Registration

Statement

is

effective

but

no

more

than

once

each

calendar

quarter,

if

an
Investor delivers a

notice to the

Company (a “
Shelf Takedown

Notice
”) stating that

such Investor

(and each other

Investor electing
to

join

in

such

Shelf

Takedown)

intends

to

effect

an

offering

of

all

or

part

of

its

Registrable

Securities

included

in

such

Shelf
Registration Statement

(a “
Shelf Takedown
”) and

the Company

is eligible

to use

such Shelf

Registration Statement

for such

Shelf
Takedown,

then

the

Company

shall

take

all

actions

reasonably

required,

including

amending

or

supplementing

(a

“
Shelf
Supplement
”) such Shelf Registration

Statement, to enable such Registrable

Securities to be offered and

sold as contemplated by

such
Shelf

Takedown

Notice;

provided,

however,

that

before

an

Investor

delivers

a

Shelf

Takedown

Notice,

it

shall

contact

the

other
Investors

to

determine

whether

they

wish

to

participate

in

the

Shelf

Takedown,

and

include

in

such

Shelf

Takedown

Notice

any
Registrable Securities requested to be

included by such other Investor(s);

and provided further that in no

event shall the Company be
obligated to comply with more than one (1) Shelf Takedown Notice in the aggregate in any calendar quarter from any or all Investors.

Each Shelf Takedown

Notice shall specify the number of Registrable Securities to be offered and sold under the Shelf Takedown

and
the Investors

participating.

The Company

shall prepare

and file

with the

SEC a

Shelf Supplement

as soon

as practicable

(but in no
event later than five (5) Business Days) after the date on

which it received the Shelf Takedown

Notice and, if such Shelf Supplement
is an amendment

to such Shelf Registration

Statement, shall use

its commercially reasonable

efforts to cause

such Shelf Supplement
to be declared effective by the SEC as soon as practicable thereafter.
(iii)

If, pursuant to

Rule 415(a)(5) under

the Securities

Act or

any successor

rule thereto, the

Initial Registration

Statement
may no

longer be

used for

offers and

sales of

any of

the securities

registered for

resale on

such registration

statement (the

“
Initial
Registrable Securities ”), and (C) any of the Initial Registrable Securities are Registrable Securities at the time that (B) above occurs, the Company shall prepare and file with

the SEC within the time

limits required by Rule 415 under

the Securities Act or any successor
rule thereto a new Registration Statement covering

any Initial Registrable Securities that have not ceased to

be Registrable Securities
for an offering to be

made on a delayed

on continuous basis pursuant to

Rule 415 under the

Securities Act or any successor

rule thereto
(a “ New Registration Statement
”) and shall use its commercially reasonable efforts to cause such New Registration

Statement to be
declared effective by the SEC as soon as practicable thereafter.
(iv)

The Company may postpone for up to forty-five (45) days the filing of a Shelf Supplement for a Shelf Takedown if
the Board determines in its reasonable

good faith judgment that such Shelf

Takedown would (A) materially interfere with a significant
acquisition,

corporate

organization,

financing,

securities

offering

or

other

similar

transaction

involving

the

Company;

(B)

require
premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (C)
render the Company unable

to comply with requirements under

the Securities Act or Exchange

Act.

The Company shall, within one
(1) day following the decision

of the Board to

delay such filing, provide each

Investor with a certificate

signed by the Chairman stating
that the Board has determined

to postpone the filing,

the reason for the postponement

and the expected date

of filing.

The Company
may delay a Shelf Takedown

hereunder only once in any period of 12 consecutive months.
(v)

If the Investors request a Shelf Takedown

and elect to distribute the Registrable Securities covered by its request in an underwritten offering, they shall so advise the Company as a part of its request made pursuant to Section 3.07(a)(ii).

The Investors
participating in the

Shelf Takedown shall select

the investment banking

firm or

firms to act

as the

managing underwriter or

underwriters
in connection with such offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.
(vi)

The Company shall not

include in any Shelf Takedown

any securities which are not

Registrable Securities without
the prior written consent of the Investors participating in the Shelf Takedown.

If a Shelf Takedown involves an underwritten offering
and

the

managing

underwriter

of

the

requested

Shelf

Takedown

advises the

Company

and

the

Investors

participating

in

the

Shelf
Takedown

in writing that in its reasonable and good faith opinion the number of shares of Common

Stock proposed to be included in
the

Shelf

Takedown,

including

all

Registrable

Securities

and

all

other

shares

of

Common

Stock

proposed

to

be

included

in

such
underwritten offering,

exceeds the

number of

shares of

Common Stock

which can

be sold

in such

underwritten offering

and/or the
number of shares of Common Stock proposed to be included

in such Shelf Takedown would adversely affect the price per share of the
Common Stock

proposed to

be sold

in such

underwritten offering,

the Company

shall include

in such

Shelf Takedown

(i) first,

the
shares

of

Common

Stock

that

the

Investors

propose

to

sell, and

(ii)

second,

the

shares

of

Common

Stock,

if

any,

proposed

to

be
included therein

by any

other Persons

(including shares

of Common

Stock to

be sold

for the

account of

the Company

and/or other
holders of Common Stock) allocated among such Persons in such manner as they may agree.

If the managing underwriter determines
that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that
are included in such

offering shall be allocated

pro rata among the

Investors on the basis

of the number of

Registrable Securities owned
by each such Investor.
(b)

Registration Procedures.

In connection with the Company’s obligations under Section

3.07(a) and if and whenever
the Investors request that any Registrable Securities be distributed in a Shelf Takedown pursuant to the provisions

of Section 3.07(a),
the Company shall use its commercially reasonable efforts to effect the registration of the offer and sale of such Registrable Securities under the

Securities Act

in accordance

with the

intended method

of disposition

thereof, and

pursuant thereto

the Company

shall as
soon as practicable and as applicable:
(i)

subject

to

Section

3.07(a)(iv),

prepare

and

file

with

the

SEC

a

Registration

Statement

covering

such

Registrable
Securities and use its commercially reasonable efforts to cause such

Registration Statement to be declared effective;

(ii)

prepare

and

file

with

the

SEC

such

amendments,

post-effective

amendments

and

supplements,

including

Shelf
Supplements, to

such Registration

Statement and

the Prospectus

used in

connection therewith

as may

be necessary

to
keep such

Registration Statement

effective and

to comply

with the

provisions of

the Securities Act

with respect

to the
disposition

of

all

Registrable

Securities

subject

thereto

for

a

period

ending

on

the

date

on

which

all

the

Registrable
Securities subject thereto have been sold pursuant to such Registration Statement;
(iii) at

least five

(5)

Business

Days

before

filing

such

Registration

Statement,

Prospectus

or

amendments

or

supplements
thereto with

the SEC,

furnish to

one counsel

selected by

the Investors

copies of

such documents

proposed to

be filed,
which documents shall be

subject to the review, comment and

approval of such counsel;

provided that the Company

shall
not have

any obligation

to modify

any information

(other than

any information

related to

any seller)

if the

Company
reasonably expects that so doing would cause (A) the

Registration Statement to contain an untrue statement of a

material
fact

or

omit

to

state

any

material

fact

required

to

be

stated

therein

or

necessary

to

make

the

statements

therein

not
misleading

or

(B)

the

Prospectus

to

contain

an untrue

statement

of

a

material

fact

or

to

omit

to

state

a

material

fact
necessary

in

order

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

they

were

made,

not
misleading;
(iv)

notify

each selling

Investor,

promptly

after the

Company

receives notice

thereof,

of the

time when

such Registration
Statement has been declared

effective or a supplement,

including a Shelf Supplement,

to any Prospectus forming

a part
of such Registration Statement has been filed with the SEC;
(v)

furnish

to

each

selling

Investor

such

number

of

copies

of

the

Prospectus

included

in

such

Registration

Statement
(including

each

preliminary

Prospectus)

and

any

supplement

thereto,

including

a

Shelf

Supplement

(in

each

case
including all

exhibits and

documents incorporated

by reference

therein), and

such other

documents as

such seller

may
reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
(vi)

use its

commercially reasonable

efforts to

register or

qualify such

Registrable Securities

under such

other securities

or
“blue sky” laws of such jurisdictions as any selling Investor reasonably requests and do any and all other acts and things which

may

be

reasonably

necessary

or

advisable

to

enable

such

Investor

to

consummate

the

disposition

in

such
jurisdictions of the Registrable Securities

owned by Investor; provided, that the

Company shall not be required to

qualify
generally

to do

business, subject

itself to

general taxation

or consent

to general

service of

process in

any jurisdiction
where it would not otherwise be required to do so but for this Section 3.07(b)(vi)

;
(vii)

notify each selling Investor, at

any time when

a Prospectus relating

thereto is required

to be delivered

under the Securities
Act, of the

happening of any

event that would

cause the Prospectus

included in such

Registration Statement to

contain
an untrue statement

of a material

fact or omit

any fact necessary

in order to

make the statements

made therein, in

light
of the circumstances under which they

were made, not misleading, and, at

the request of any such

Investor, the Company
shall prepare

a supplement

or amendment

to such

Prospectus so

that, as

thereafter delivered

to the

purchasers of

such
Registrable Securities, such

Prospectus shall not

contain an untrue

statement of a

material fact or omit

to state any fact
necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(viii)

make available,

upon reasonable

notice and

during normal

business hours,

for inspection

by any

selling Investor,
any underwriter participating

in any disposition

pursuant to such Registration

Statement and any

attorney,

independent
registered public accounting firm or other agent retained by any such Investor or underwriter (each, an “ Inspector ”), all financial

and

other

records,

pertinent

corporate

documents

and

properties

of

the

Company

as

shall

be

reasonably
necessary to enable them to

exercise their due diligence responsibility,

and cause the Company’s

officers, directors and
employees to

supply all

information reasonably

requested by

any such

Inspector in

connection with

such Registration
Statement;
(ix)

provide a transfer agent and registrar (which may be the

same entity) for all such Registrable Securities

not later than the
effective date of such registration;
(x)

use its commercially

reasonable efforts to

cause such Registrable Securities

to be listed on

each securities exchange

on
which the common stock is then listed;
(xi)

in connection with an underwritten offering, enter

into such customary agreements (including underwriting

and lock-up
agreements in customary form) and take all such other

customary actions as the participating Investors

or the managing
underwriter

of

such

offering

reasonably

request

in

order

to

expedite

or

facilitate

the

disposition

of

such

Registrable
Securities (including,

without limitation,

making appropriate

officers of

the Company

available to

participate in

“road
show”

and

other

customary

marketing

activities

(including

one-on-one

meetings

with

prospective

purchasers

of

the
Registrable

Securities),

provided

that

the

Company

shall

not

be

obligated

to

participate

in

any

non-telephonic

“road
show” more than once in any eighteen (18) month period);
(xii)

otherwise comply with all applicable rules and regulations of the SEC and make available to its

stockholders an earnings
statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities
Act or any successor rule

thereto) no later than thirty

(30) days after the end

of the 12-month period beginning

with the

first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and

which requirement will be deemed to

be satisfied if the Company

timely
files complete and accurate information on Forms 10-K, 10-Q and

8-K under the Exchange Act and otherwise complies
with Rule 158 under the Securities Act or any successor rule thereto;

(xiii)

furnish

to

each

selling

Investor

and

each

underwriter,

if

any,

with

(i)

a

written

legal

opinion

of

the

Company’s
outside counsel, dated

the closing date of

the offering, in

form and substance

as is customarily given

in opinions of the
Company’s counsel to underwriters in underwritten registered offerings; and (ii) on

the date of the

applicable Prospectus,
on the effective date

of any post-effective amendment

to the applicable Registration Statement

and at the closing of

the
offering,

dated

the

respective

dates

of

delivery

thereof,

a

“comfort”

letter

signed

by

the

Company’s

independent
registered public accounting firm in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;
(xiv)

without limiting Section

3.07(b)(v), use its commercially

reasonable efforts to

cause such Registrable Securities

to
be registered with or

approved by such other governmental

agencies or authorities as may

be necessary by virtue

of the
business

and

operations

of

the

Company

to

enable

the

Investors

to

consummate

the

disposition

of

such

Registrable
Securities in accordance with their intended method of distribution thereof;
(xv)

notify

the

Investors

promptly

of

any

request

by

the

SEC

for

the

amending

or

supplementing

of

such

Registration
Statement or Prospectus or for additional information;
(xvi)

advise the Investors,

promptly after it shall

receive notice or obtain

knowledge thereof, of

the issuance of

any stop
order

by the

SEC suspending

the

effectiveness

of

such

Registration

Statement

or

the

initiation

or

threatening

of any
proceeding for

such purpose

and promptly

use its

commercially reasonable

efforts to

prevent the

issuance of

any stop
order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;
(xvii)

if

any

Registration

Statement

refers

to

any

Investor

by

name

or

otherwise

as

the

holder

of

any

securities

of

the
Company

and

if

in

its

sole

and

exclusive

judgment

such

Investor

is

or

might

be

deemed

to

be

an

underwriter

or
“controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) of the
Company

(each

such Person

a “
Controlling

Person
”), such

Investor

shall have

the right

to require

(A) the

insertion
therein of language, in form and substance satisfactory to such Investor and presented to the Company in writing, to the
effect that

the holding by

such Investor of

such securities is

not to be

construed as a

recommendation by such

Investor
of the

investment quality

of the

Company’s

securities covered

thereby and

that such

holding does

not imply

that such
Investor shall assist in meeting any future financial requirements of the Company, or (B) in the event that such reference to such Investor

by name or

otherwise is not

required by the

Securities Act or

any similar federal

statute then in

force,
the deletion of the reference to such Investor;
(xviii)

cooperate

with

the

Investors

to

facilitate

the

timely

preparation

and

delivery

of

certificates

representing

the
Registrable Securities to be sold pursuant to such Registration Statement or

Rule 144 free of any restrictive legends and
representing

such number

of shares

of Common

Stock and

registered in

such names

as the

Investors may

reasonably
request a

reasonable period

of time

prior to

sales of

Registrable Securities

pursuant to

such Registration

Statement or
Rule 144; provided,

that the Company

may satisfy its

obligations hereunder

without issuing

physical stock certificates
through the use of The Depository Trust Company’s

Direct Registration System;
(xix)

upon the Registration Statement covering the Registrable Securities being declared effective by the SEC, removing
any restrictive

notation placed on

the Registrable Securities

as contemplated

by Section 3.02(f)(iv)

of the Subscription
Agreement;
(xx)

take no

direct or

indirect action

prohibited by

Regulation M

under the

Exchange Act;

provided, that,

to the extent

that
any prohibition is applicable to the Company,

the Company will take all reasonable action to make any such prohibition inapplicable; and
(xxi)

otherwise use its commercially

reasonable efforts

to take all other

steps necessary to

effect the registration

of such
Registrable Securities contemplated hereby.
(c)

Expenses.

All expenses (other

than Selling Expenses)

incurred by the

Company in complying

with its obligations
pursuant

to

this

Agreement

and

in

connection

with

the

registration

and

disposition

of

Registrable

Securities

shall

be

paid

by

the
Company,

including, without

limitation, all

(i) registration

and filing

fees (including,

without limitation,

any fees

relating to

filings
required to be

made with, or

the listing of

any Registrable Securities

on, any securities

exchange or over-the-counter

trading market
on which

the Registrable

Securities are

listed or

quoted); (ii)

underwriting expenses

(other than

underwriting fees,

commissions or
discounts);

(iii)

expenses

of any

audits incident

to or

required

by any

such registration;

(iv)

fees

and

expenses

of complyin

g

with
securities and “blue sky”

laws (including, without limitation,

fees and disbursements of

counsel for the Company

in connection with
“blue sky” qualifications

or exemptions of

the Registrable Securities);

(v) printing expenses;

(vi) messenger,

telephone and delivery
expenses;

(vii)

fees

and

expenses

of

the

Company’s

counsel

and

independent

registered

public

accounting

firm;

(viii)

Financial
Industry Regulatory Authority,

Inc. filing fees (if any); and (ix)

reasonable and documented fees and

expenses of one counsel for the

Investors

participating

in

such

registration

as

a

group

(selected

by

the

Investors

holding

Registrable

Securities

included

in

the
registration).

In

addition,

the

Company

shall

be

responsible

for

all

of

its

internal

expenses

incurred

in

connection

with

the
consummation

of

the

transactions

contemplated

by

this

Agreement

(including,

without

limitation,

all

salaries

and

expenses

of

its
officers and employees performing legal or accounting duties) and the expense of any annual audits.

All Selling Expenses relating to
the offer and sale

of Registrable Securities registered

under the Securities Act

pursuant to this Agreement

shall be borne and

paid by
the holders of such Registrable Securities, in proportion to the number of Registrable

Securities included in such registration for each
such holder.
(d)

Indemnification.
(i)

The Company shall indemnify and

hold harmless, to the fullest extent

permitted by law,

each holder of Registrable
Securities, such holder’s officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any
other Person acting on

behalf of such holder of

Registrable Securities and each

other Controlling Person, if

any, who

controls any of
the

foregoing

Persons,

against

all

losses,

claims,

actions,

damages,

liabilities

and

expenses,

joint

or

several,

to

which

any

of

the
foregoing

Persons

may

become

subject

under

the

Securities

Act

or

otherwise,

insofar

as

such

losses,

claims,

actions,

damages,
liabilities or

expenses arise

out of

or are

based upon

(A) any

untrue or

alleged untrue

statement of

a material

fact contained

in any
Registration Statement, Prospectus,

preliminary Prospectus, free

writing prospectus (as

defined in Rule

405 under the Securities

Act
or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be

stated therein or

necessary to make

the statements therein

(in the case

of a Prospectus,

preliminary Prospectus

or free
writing prospectus, in light of the circumstances under which they were made) not misleading or (B) any violation

or alleged violation
by

the

Company

of

the

Securities

Act

or

any

other

similar

federal

or

state

securities

laws

or

any

rule

or

regulation

promulgated
thereunder

applicable

to

the

Company

and

relating

to

action

or

inaction

required

of

the

Company

in

connection

with

any

such
registration, qualification or compliance; and shall reimburse such Persons for any reasonable and documented legal or

other expenses
incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are

caused by or contained

in any information furnished

in writing to

the Company by

such holder expressly for

use therein
or by such holder’s failure to deliver a

copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus
(as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same
was required by applicable law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of
the same prior to any written confirmation of the sale of Registrable Securities.

This indemnity shall be in addition to any liability the
Company may otherwise have.
(ii)

In connection

with any

registration in

which

a holder

of Registrable

Securities is

participating,

each such

holder
shall furnish

to the

Company in

writing such

information as

the Company

reasonably requests

for use

in connection

with any

such
Registration

Statement

or

Prospectus

and,

to

the

extent

permitted

by

law,

shall

indemnify

and

hold

harmless,

the

Company,

each
director of the Company,

each officer of the

Company who shall sign such

Registration Statement, each

underwriter, broker

or other
Person acting on behalf of

the holders of Registrable

Securities and each Controlling Person

who controls any of

the foregoing Persons
against any losses, claims,

actions, damages, liabilities

or expenses resulting

from any untrue or

alleged untrue statement of

material
fact contained in the

Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined

in Rule 405 under
the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a

material fact

required to

be stated

therein or

necessary to

make the

statements therein

(in the

case of

a Prospectus,

preliminary
Prospectus or free writing prospectus,

in light of the

circumstances under which they were

made) not misleading, but only

to the extent
that

such

untrue

statement

or

omission

is

contained

in

any

information

so

furnished

in writing

by

such

holder;

provided,

that

the
obligation to indemnify shall be

several, not joint and several,

for each holder and shall

not exceed an amount equal

to the net proceeds
(after underwriting fees, commissions

or discounts) actually received

by such holder from the sale

of Registrable Securities pursuant
to such Registration Statement.

This indemnity shall be in addition to any liability the selling holder may otherwise have.
(iii)

Promptly

after

receipt

by

an indemnified

party

of

notice

of

the

commencement

of

any

action

involving

a

claim
referred to

in this Section

3.07(d), such

indemnified party

shall, if a

claim in respect

thereof is made

against an indemnifying

party,
give written notice to the latter

of the commencement of such action.

The failure of any indemnified party

to notify an indemnifying
party

of

any

such

action

shall

not

(unless

such

failure

shall

have

a

material

adverse

effect

on

the

indemnifying

party)

relieve

the
indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder.

In case any such
action is brought against

an indemnified party,

the indemnifying party shall

be entitled to participate

in and to assume the

defense of
the claims in any such action that are subject or potentially subject to indemnification hereunder,

jointly with any other indemnifying
party similarly notified to the extent that it may

wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party

to such indemnified party of its election

so to assume the defense thereof,

the indemnifying party
shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that, if (A) any

indemnified party shall have reasonably

concluded that there may be one or more

legal or equitable
defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party,

or that
such claim or

litigation involves or

could have an

effect upon matters

beyond the scope

of the indemnity

provided hereunder,

or (B)
such action

seeks an

injunction or

equitable relief

against any

indemnified party

or involves

actual or

alleged criminal

activity,

the
indemnifying party

shall not

have the

right to

assume the

defense of

such action

on behalf

of such

indemnified party

without

such
indemnified

party’s

prior

written consent

(but,

without

such consent,

shall

have

the right

to

participate

therein

with

counsel

of its
choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for
that

portion

of

the

fees

and

expenses

of

any

counsel

retained

by

the

indemnified

party

which

is

reasonably

related

to

the

matters
covered by

the indemnity

provided hereunder.

If the

indemnifying party

is not

entitled to,

or elects

not to,

assume the

defense of

a

claim, it shall not be obligated to pay the fees

and expenses of more than one counsel for all parties indemnified by such indemnifying
party with respect to such

claim, unless in the

reasonable judgment of

any indemnified party a conflict

of interest may exist

between
such

indemnified

party

and

any

other

of

such

indemnified

parties

with

respect

to

such

claim.

In

such

instance,

the

conflicting
indemnified parties shall have a

right to retain one separate counsel,

chosen by the holders of a majority

of the Registrable Securities
included in the registration, at the expense of the indemnifying party.

An indemnifying party shall not be liable for any settlement of
any action or

claim referred

to in

this Section 3.07(d)

effected without its

written consent, such

consent not to

be unreasonably

withheld,
conditioned or delayed.
(iv)

If the

indemnification provided

for hereunder

is held

by a

court of

competent jurisdiction

to be

unavailable to

an
indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party,

in lieu of
indemnifying such indemnified party hereunder,

shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage,

liability or action in such

proportion as is appropriate to reflect

the relative fault of the

indemnifying party
on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or

action as well as

any other relevant equitable

considerations; provided that the maximum

amount of liability
in respect

of such

contribution

shall be

limited,

in the

case of

each holder

of Registrable

Securities, to

an amount

equal to

the net
proceeds (after underwriting

fees, commissions or

discounts) actually received

by such seller

from the sale

of Registrable Securities
effected pursuant

to such registration.

The relative fault

of the indemnifying

party and of

the indemnified party

shall be determined
by

reference

to,

among

other

things,

whether

the

untrue

or

alleged

untrue

statement

of a

material

fact

or

the

omission

or

alleged
omission to

state a

material fact

relates to

information supplied

by the

indemnifying party

or by

the indemnified

party,

whether the
violation

of

the

Securities

Act

or

any

other

similar

federal

or

state

securities

laws

or

rule

or

regulation

promulgated

thereunder
applicable to the Company and

relating to action or inaction required

of the Company in connection with

any applicable registration,
qualification

or

compliance

was

perpetrated

by

the

indemnifying

party

or

the

indemnified

party

and

the

parties’

relative

intent,
knowledge, access

to information

and opportunity

to correct or

prevent such

statement or omission.

The parties agree

that it would
not be just

and equitable if contribution

pursuant hereto were

determined by pro

rata allocation or by

any other method or

allocation
which

does

not

take

account

of

the

equitable

considerations

referred

to

herein.

No

Person

guilty

or

liable

of

fraudulent
misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)

Participation

in

Underwritten

Registrations.

No

Person

may

participate

in

any

registration

hereunder

which

is
underwritten

unless such

Person (i)

agrees to

sell such

Person’s

securities on

the basis

provided

in any

underwriting

arrangements
approved by the Person or

Persons entitled hereunder to

approve such arrangements and (ii)

completes and executes all questionnaires,
powers

of

attorney,

indemnities,

underwriting

agreements

and

other

documents

required

under

the

terms

of

such

underwriting
arrangements; provided

that no

holder of

Registrable Securities

included in

any underwritten

registration shall

be required

to make
any representations or warranties

to the Company or

the underwriters (other than

representations and warranties regarding

such holder,
such

holder’s

ownership

of

its

shares

of

Registrable

Securities

to

be

sold

in

the

offering

and

such

holder’s

intended

method

of
distribution)

or

to

undertake

any

indemnification

obligations

to

the

Company

or

the

underwriters

with

respect

thereto,

except

as
otherwise provided in Section 3.07(d).
(f)

Rule 144 Compliance.

With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC

that may at any time permit

a holder to sell securities of

the Company to the public

without registration, the
Company shall:
(i)

make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the
date hereof;
(ii)

use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and
(iii) furnish

to

any

Investor

so

long

as

it

owns

Registrable

Securities,

promptly

upon

request,

a

written

statement

by

the
Company as

to its

compliance with

the reporting

requirements of

Rule 144

and the

Exchange Act,

a copy

of the

most
recent

annual or

quarterly

report of

the Company,

and such

other reports

and documents

so filed

or furnished

by the
Company

as

such

Investor

may

reasonably

request

in

connection

with

the

sale

of

Registrable

Securities

without
registration.
(g)

Lock-up Agreement.

Each Investor

agrees that

in connection

with any

registered offering

of Equity

Securities of
the Company,

and upon

the request

of the

managing underwriter

in such

offering, such

Investor shall

not, without

the prior

written
consent of such managing underwriter, during the period commencing on the effective date of such registration and ending on the

date
specified by such managing underwriter (such period not to exceed ninety (90) days), (i) offer,

pledge, sell, contract to sell, grant any
option

or contract

to purchase,

purchase

any option

or contract

to sell,

hedge

the beneficial

ownership

of or

otherwise dispose

of,
directly or

indirectly,

any shares

of Common

Stock or

any securities

convertible into,

exercisable for

or exchangeable

for shares

of
Common

Stock held immediately before

the effectiveness of the

Registration Statement for such

offering, or (ii) enter

into any swap
or other arrangement that transfers to another,

in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in

clause (i) or (ii) above

is to be settled

by delivery of Common Stock or

such other securities,
in cash or otherwise, provided, however, that the foregoing shall not prevent any Investor from exercising the Put Option with respect to its Investor Shares.

The foregoing provisions of this Section 3.07(g) shall

not apply to sales of Registrable Securities

to be included

in such offering pursuant

to Section 3.07(a), and shall

be applicable to the Investors

only if all officers and

directors of the Company
and

all

stockholders

owning

more

than

five

percent

(5%)

of

the

Company’s

outstanding

Common

Stock

are

subject

to

the

same
restrictions.

Each Investor agrees

to execute and

deliver such other

agreements as may

be reasonably requested

by the Company

or
the

managing

underwriter

which

are

consistent

with

the

foregoing

or

which

are

necessary

to

give

further

effect

thereto.

Notwithstanding anything to the contrary contained in this Section 3.07(g),

each Investor shall be released, pro rata, from any lock-up
agreement entered into

pursuant to this Section

3.07(g) in the event

and to the extent

that the managing underwriter

or the Company
permit any discretionary waiver or termination of

the restrictions of any lock-up

agreement pertaining to any officer, director or holder
of greater than five percent (5%) of the outstanding Common Stock.
(h)

Preservation of Rights.

The Company shall not (i) grant any demand or “piggyback” registration rights to any third party without also granting the

same rights to each Investor

or (ii) enter into any

agreement, take any action, or

permit any change to
occur, with respect to its securities that violates or

subordinates the rights expressly granted to the Investors in this Agreement.
Section 3.08.

Further Assurances
.

The Company shall

exercise all such

rights and powers

as are available

to it to

take, or
cause to be taken, such actions, and do, perform, execute and deliver, or cause to be done, performed, executed and delivered, all acts, deeds and documents necessary,

proper or advisable to ensure compliance with

and to fully and effectually

implement the provisions
of

this

Agreement,

including

making,

or

causing

to

be

made,

all

governmental,

regulatory

and

administrative

filings

with

any
appropriate Authority,

as promptly as reasonably possible.

ARTICLE

IV
The Put Option
Section 4.01.

The Put Option
.

(a)

The Company hereby grants to each Investor an option (the “
Put Option ”) to sell to the Company on one occasion,
and the Company

is obligated to purchase

from each Investor

upon exercise of each

such option, all of

such Investor’s Put

Shares in
accordance with the terms of this Article IV.
(b)

The Put Option may be exercised by each Investor by delivery to the Company of a Put Notice at any time within

(i) in the

case of a

Put Trigger

Event, ninety (90)

days following the

earlier of (x)

receipt by the

Investors of written

notice
from the

Company that

a Put

Trigger

Event has

occurred or

(y) written

notice given

to the

Company by

the Investors
that a Put Trigger Event has occurred;

(ii) in the case of a Plan Put Trigger Event, thirty

(30) days following the Company’s

receipt of a Bona Fide Offer, provided
that any

increase in

such the

price offered

in such

Bona Fide

Offer,

or any

Bona Fide

Offer

by another

Person, shall
trigger a new thirty (30) day period; and

(iii) in

the case

of a

Threshold Put

Trigger

Event, ninety

(90) days

following

the earlier

of (x)

receipt by

the Investors

of
written

notice

from

the

Company

that

a

Threshold

Put

Trigger

Event

has

occurred

or

(y) written

notice

given

to

the
Company by the Investors that a Threshold Put Trigger

Event has occurred.

The Put Notice

shall specify the

Put Price for

the Put Shares

(and the basis

for its determination

of the Put

Price), the bank
account into which the Put

Price shall be paid, the

nature of the relevant Put

Trigger Event, if applicable, and the applicable

Settlement
Date.

The failure of any Investor to exercise the Put Option following (i) the occurrence of a Put Trigger Event shall not preclude the
subsequent exercise of

the Put Option if

a subsequent Put Trigger

Event occurs, (ii) the

occurrence of a Plan

Put Trigger Event

shall
not

preclude

the

subsequent

exercise

of

the

Put

Option

if

a

subsequent

Bona

Fide

Offer

is

received

and

(iii)

the

occurrence

of

a
Threshold Put Trigger Event shall not preclude the subsequent exercise of the Put Option if a new Shareholder Rights Plan is adopted that constitutes a Threshold Put Trigger Event.
(c)

On the Settlement Date:
(i)

the Company

shall pay

to each Investor,

into the

bank account

specified by

such Investor,

the Put

Price set

out in
the

Put

Notice

in

Dollars

in

immediately

available

funds,

without

deduction

whatsoever

for

any

fees,

Taxes
(excluding for

the avoidance

of doubt

Taxes

on any

gains realized

by any

Investor), duties,

costs or

other charges
howsoever called (all of which shall be borne by the Company); and
(ii)

such Investor shall, simultaneously with receipt of the Put Price, transfer to the Company free of all Liens and other encumbrances

and

rights

of

third

parties

the

certificates,

if

any,

or

book-entry

shares

evidencing

title

to

the

Put
Shares

together

with

such

instruments

of

transfer,

if

any,

as

required

by

Applicable

Law

(“
Settlement
Completion
”).

In the event

the Company is

prohibited by Applicable

Law from repurchasing,

or otherwise does

not have sufficient cash

to repurchase,
all the Put Shares, as reasonably

determined by the Board in good

faith and certified to such Investor

by the Chairman, the Company
shall repurchase as many Put Shares as it can for cash (pro rata among the Investors exercising the Put Option based on the number of

Put Shares

specified in

their Put

Notices).

With

respect to

the Put

Shares that

the Company

is unable

to purchase

pursuant

to the
preceding sentence, each

Investor shall have the

option to either retain

the unrepurchased Put Shares

or receive a promissory

note in
the principal

amount equal

to the

Put Price

for the

unrepurchased Put

Shares, bearing

interest at

the rate

of ten

percent (10%)

per
annum (with

quarterly interest

payments), payable

in eight

(8) equal

quarterly installments

with a

final maturity

date two

(2) years
from the date of issuance, and otherwise in form and substance reasonably acceptable to such Investor.
(d)

For the avoidance of doubt, each

Investor shall be entitled to

any dividends, distributions or return of capital

relating
to the Put Shares which are the subject of the relevant Put Notice which were declared or otherwise had a record date on or before the
Settlement Completion, even if the payment

date is after the

Settlement Completion.

Until Settlement Completion, each Investor shall
be

entitled to

all of

its rights

as a

stockholder

(or

attached to

such Put

Shares) whether

under

this Agreement,

Applicable

Law or
otherwise.
(e)

After delivery of a Put Notice to

the Company but prior to Settlement Completion, each

Investor shall have the right
(but not the obligation) in its sole discretion to withdraw the Put Notice and its exercise of the Put Option thereunder by written notice
to the Company at any time or times.
(f)

The calculation by each Investor

of the Put Price

or Put Price Per

Share as set forth

in the Put Notice

shall be binding
and conclusive for all purposes, absent manifest error.
(g)

The Company shall notify the Investors promptly, and in any case no later than one (1) Business Day, following the occurrence

of

a

Plan

Put

Trigger

Event,

Put

Trigger

Event

or

Threshold

Put

Trigger

Event,

setting

forth

in

reasonable

detail

the
circumstances giving rise to such Plan Put Trigger

Event, Put Trigger Event or Threshold Put Trigger

Event.
Section 4.02.

Failure to Perform by

the Company
.

Without prejudice

to the remedies available to

each Investor under this
Agreement or otherwise,

if the Company

fails to make

payment of the

Put Price by

the Settlement Date

as specified pursuant

to this
Article

IV,

then

the

Company

shall

pay

to

each

Investor having

delivered

a

Put

Notice, in

Dollars

on

demand,

at

a bank

account
designated by such Investor, a late payment charge which will accrue at a rate per annum of ten percent

(10%) on the amount required
to be paid to

such Investor pursuant to Section

4.01(c)(i), such late payment charge to accrue

daily from (and including) the

Settlement
Date until (but

excluding) the date

the Put Price

is paid in

full prorated on

the basis of

a 360-day year

for the actual

number of days
elapsed.

In the

case of

a failure

to perform by

the Company, Settlement Completion

shall be

deemed to occur

for all

purposes hereunder
(including, but

not limited

to, Section

4.01(d) above)

on the

date such

Investor effectively

transfers the

Put Shares

to the

Company
after receipt of

the Put Price and

any additional amounts

payable by the Company

pursuant to this

Section 4.02 and

otherwise under
this Agreement.
Section

4.03.

Obligations

Irrevocable
.

The

obligations

of

the

Company

hereunder

are

irrevocable

and

shall

not

be
terminated, suspended or affected

in any manner by the deterioration

of the financial situation or the interruption

of the operations of
the Company (whether by

condemnation, expropriation, nationalization

or otherwise) or the insolvency

of the Company or the

filing
of any bankruptcy proceeding or any similar proceeding by or against the

Company or any other circumstances whatsoever.
ARTICLE V
Term

of Agreement
Section 5.01.

Term

of Agreement
.

Except as otherwise expressly set forth

herein, this Agreement shall become

effective as
of the date on which the Investors first subscribe for the Investor Shares and shall continue in force until such time as the Investors no longer hold

any Investor Shares

(or any promissory

note issued to

pay all or

a portion of

the Put Price);

provided,

however, that

the
termination of this

Agreement or cessation of

effectiveness with respect

to a party shall

be without prejudice to

such party’s

accrued
rights and obligations

at the date

of its termination

and any legal

or equitable remedies

of any kind

which may accrue

in connection
therewith.
ARTICLE VI
Representations and Warranties
Section 6.01.

Representations

and

Warranties
.

The Company

hereby

represents and

warrants that

each of

the following
statements is true, accurate and not misleading as of the date of this Agreement:
(a)

Organization

and Authority.

The Company

is a corporation duly organized and validly existing under the laws of its place of

incorporation and has the corporate power and authority to enter into, deliver and perform its obligations
under this

Agreement;
(b)

Validity.

This Agreement has been duly authorized and executed by the Company and constitutes its valid and legally binding

obligation, enforceable in

accordance with its

terms, except as

the same may

be limited by

bankruptcy,
insolvency,

reorganization,

moratorium

or other

similar

laws affecting

the

rights

and

remedies

of

creditors

generally

and
general principles of equity;

(c)

No Conflict

.

The execution, delivery and performance

of this Agreement will not contravene: (i) any law,
regulation, order,

decree or

Authorization applicable

to the

Company or

any of

its Subsidiaries;

(ii) any

provision of

the Company’s
or any

Subsidiary’s Charter;

or (iii)

any contractual

restriction binding

on or

affecting the

Company or

any of

the Company’s
assets (including its Subsidiaries); and
(d)

Status of Authorizations.

All Authorizations required for the execution and

delivery of this Agreement and
the performance of its

obligations hereunder have been obtained

and are in full

force and effect, other than

the filings required
to be made pursuant to Section 3.07.
Section 6.02.

Investors Reliance
.

The Company acknowledges that it has

made the representations and warranties in

Section
6.01 ( Representations and Warranties ), with the intention of inducing each Investor to enter into this Agreement and the Subscription
Agreement

and

to

make

its

Investors

Subscription

and

that

each

Investor

has

entered

into

this

Agreement

and

the

Subscription
Agreement and made its Investors Subscription on the basis of and in full reliance on such representations and warranties.

ARTICLE VII
Miscellaneous
Section 7.01.

Notices
.

(a)

Any notice, request or other communication to be given

or made under this Agreement shall be in writing.

Subject
to Section 7.04 ( Applicable Law and Jurisdiction
), any such communication to the Company shall be delivered by email and any such
communication by any

other party shall be

delivered by hand,

established courier service

or email (and facsimile

in the case of

IFC)
to the party to which it is required or permitted to be given or made at such party’s address specified below or at such other address as such party has from time

to time designated by written

notice to the other parties

hereto, and shall be effective

upon the earlier of (a)
actual receipt and (b) deemed receipt under Section 7.01(b) below.
For the Company:
Lesaka Technologies,

Inc.
President Place, 4
th

Floor,
Cnr. Jan Smuts Avenue

and Bolton Road
Rosebank, Johannesburg 2196, South Africa
Attention:

Mr. Ali Mazanderani,

Executive Chair
Telephone:
Email:

XXX
For IFC:
International Finance Corporation
2121 Pennsylvania Avenue,

N.W.
Washington,

D.C.

20433
United States of America
Attention:

Director, TMT,

Venture

Capital & Funds
Facsimile:

XXX
Email:

XXX
With a copy

(in the

case of

communications relating to

payments) sent

to the

attention of

the Director, Department of

Financial
Operations at:

Facsimile:

+XXX
For ALAC:
IFC African, Latin American and Caribbean Fund, LP
2121 Pennsylvania Avenue,

N.W.
Washington,

D.C. 20433
United States of America
Attention:

Head, IFC African, Latin American and Caribbean Fund, LP
Email:

XXX

For FIG:
IFC Financial Institutions Growth Fund, LP
2121 Pennsylvania Avenue,

N.W.
Washington,

D.C. 20433
United States of America
Attention:

Head, IFC Financial Institutions Growth Fund, LP
Email:

XXX
(b)

Unless there

is reasonable

evidence that

it was received

at a

different time,

notice pursuant

to this

Section 7.01

is
deemed given if: (i) delivered by hand, when left

at the address referred to in Section 7.01(a); (ii) sent

by established courier services
within

a

country,

three

(3)

Business

Days

after

posting

it;

(iii)

sent

by

established

courier

service

between

two

countries,

six

(6)
Business Days

after posting

it; and

(iv) sent

by email,

when receipt

has been

confirmed by

telephone and

a copy

has been

sent by
established courier service; provided that

in the case

of IFC, any

notice sent by email

shall also be sent

by facsimile and will

be deemed
given when confirmation of its transmission has been recorded by the sender’s facsimile machine.
Section 7.02.

Saving of Rights
.

(a)

The rights and remedies of the Investors in relation to

any misrepresentation or breach of warranty on the part of

the
Company shall not be

prejudiced by any investigation

by or on

behalf of the Investors

into the affairs of

the Company, by the execution
or the performance of

this Agreement or by any

other act or thing by

or on behalf of the

Investors which might prejudice

such rights
or remedies.
(b)

No course of dealing and no failure or delay by the Investors in exercising any power, remedy,

discretion, authority
or other right under this Agreement or any other

agreement shall impair, or be construed

to be a waiver of or an acquiescence in, that
or any

other power,

remedy,

discretion, authority

or right

under this

Agreement, or

in any

manner preclude

its additional

or future
exercise.
Section 7.03.

English Language
.

All documents to

be provided or

communications to be

given or made

under this Agreement
shall be in

English and, where

the original version

of any such

document or communication

is not in

English, shall be

accompanied
by an English

translation certified by

an Authorized Representative

to be a true

and correct translation

of the original.

Any Investor
may, if it so requires, obtain

an English translation of any document or communication received in any other language at the cost and
expense of the Company (except

for documents or communications provided

by any Investor).

The Investors and the Company may
deem any such translation to be the governing version.
Section 7.04.

Applicable Law and Jurisdiction .
(a)

This Agreement shall be

governed by and construed

in accordance with the laws

of the State of

New York,

United
States of America,

without giving effect

to principles or

rules of conflict

of laws to the

extent such principles

or rules would

require
or permit the application of the laws of another jurisdiction.

(b)

Each of the Company and each

Investor irrevocably agrees to venue being

laid in the courts of the United

States of
America located in the Southern District of New York or in the courts of the State of New York located in the Borough of Manhattan,
in any legal

action, suit or

proceeding arising out

of or relating

to this Agreement,

and waives any

objections to venue

based on grounds
of forum non conveniens or inconvenient forum.

Nothing contained herein shall be construed as a waiver of the right of the Company
or any Investor to seek removal to federal court in any action brought hereunder.
(c)

Final judgment against the Company in any such action, suit

or proceeding shall be conclusive and may be enforced
in any other

jurisdiction by suit

on the judgment,

a certified or

exemplified copy of which

shall be conclusive

evidence of the

judgment,
or in any other

manner provided by law,

and the Company

irrevocably also submits

to personal jurisdiction

of any such court

in any
such action, suit or proceeding to enforce any judgment.

(d)

The

parties

acknowledge

and

agree

that

no

provision

of

this

Agreement,

nor

the

consent

to

venue

by

IFC

in
subsection (b), in any

way constitutes or implies

a waiver, termination or modification

by IFC of

any privilege, immunity or

exemption
of IFC granted in the Articles of Agreement establishing IFC, international conventions,

or Applicable Law.
(e)

The Company

hereby irrevocably

designates, appoints

and empowers

Corporation Service

Company with

offices
currently located at

1180 Avenue

of the Americas,

Suite 210, New

York,

New York

10036, as its

authorized agent solely

to receive
for and

on its

behalf service

of any

summons, complaint

or other

legal process

in any

action, suit

or proceeding

the Investors

may
bring in the State of New York

in respect of this Agreement.
(f)

As long as this

Agreement remains in

force, the Company

shall maintain a

duly appointed and

authorized agent to
receive for and on its

behalf service of any

summons, complaint or other

legal process in any action,

suit or proceeding the Investors
may bring in New York, New York,

United States of America, with respect to this

Agreement.

The Company shall keep the Investors
advised of the identity and location of such agent.

(g)

The Company

also irrevocably

consents to

the service of

such papers

being made

by mailing

copies of the

papers
by to the

Company at its address

and in the

manner specified in

Section 7.01 (
Notices
).

In such a case,

the Investors shall

also send
by email, or have sent by email, a copy of the papers to the Company.
(h)

Service

in the

manner

provided in

Sections 7.04(e)

,

(f) and

(g)

in any

action,

suit or

proceeding

will be

deemed
personal service,

will be accepted

by the Company

as such and

will be valid

and binding upon

the Company for

all purposes of

any
such action, suit or proceeding.
(i)

THE

COMPANY

IRREVOCABLY

WAIVES

TO

THE

FULLEST

EXTENT

PERMITTED

BY

APPLICABLE
LAW

ANY

AND

ALL

RIGHTS

TO

DEMAND

A

TRIAL

BY

JURY

IN

ANY

SUCH

ACTION,

SUIT

OR

PROCEEDING
BROUGHT AGAINST THE COMPANY

BY ANY INVESTOR.
(j)

The Company

hereby acknowledges

that IFC

shall be

entitled under

Applicable Law,

including the

provisions of
the International

Organizations Immunities

Act, to

immunity from

a trial

by jury

in any

action, suit

or proceeding

arising out

of or
relating to this Agreement or

the transactions contemplated hereby brought

against IFC in any court of the

United States of America.

The Company hereby waives any

and all rights to demand a trial by

jury in any action, suit or proceeding

arising out of or relating to
this Agreement or the transactions contemplated

by this Agreement, brought against IFC

in any forum in which IFC is not

entitled to
immunity from a trial by jury.
(k)

To

the extent

that the

Company may,

in any

action, suit

or proceeding

brought in

any of

the courts

referred to

in
Section 7.04(b) or in any other court or elsewhere arising out of or in connection with this

Agreement, be entitled to the benefit of any
provision of

law requiring

any Investor

in such action,

suit or proceeding

to post security

for the costs

of the Company,

or to

post a
bond or

to take similar

action, the

Company hereby

irrevocably waives

such benefit,

in each case

to the fullest

extent now

or in

the
future permitted under Applicable Law or,

as the case may be, the jurisdiction in which such court is located.
(l)

Nothing in this Agreement shall affect the right of any Investor to (i) commence legal proceedings or otherwise sue the Company

in South

Africa, the

U.S. federal

courts sitting

in the

State of

Florida or

the state courts

of the

State of

Florida, or

(ii)
commence legal proceedings

to enforce any judgment

against the Company

in any appropriate jurisdiction

or (iii), and in

either case
to serve process, pleadings and other legal papers upon the Company in any manner authorized by the laws of any such jurisdiction.

Section

7.05.

Immunity
.

To

the

extent

the

Company

may

be

entitled

in

any

jurisdiction

to

claim

for

itself

or

its

assets
immunity

in

respect

of

its

obligations

under

this

Agreement

or

the

Subscription

Agreement

from

any

suit,

execution,

attachment
(whether provisional

or final,

in aid

of execution,

before judgment

or otherwise)

or other

legal process

or to

the extent

that in

any
jurisdiction that immunity (whether

or not claimed) may be attributed

to it or its assets, the Company

irrevocably agrees not to

claim
and irrevocably waives such immunity to the fullest extent permitted now or in the future by the laws of such jurisdiction.

Section 7.06.

Announcements / Confidentiality
.

(a)

The Company

may not

represent any

Investor’s

views on

any matter,

or,

except to

the extent

required by

law or
regulation (including, but

not limited

to, SEC,

Nasdaq and JSE

Limited rules), use

any Investor’s name

in any written

material provided
to third parties, without such Investor’s prior written consent.

(b)

The Company shall not:
(i)
disclose any information either in writing or orally to any Person which is not a party to this Agreement; or
(ii)
make or issue a public announcement, communication or circular,

about

the

Investors

Subscription

or

the

subject

matter

of,

or

the

transactions

referred

to

in,

this

Agreement

or

the

Subscription
Agreement, including

by way

of press

release, promotional

and publicity

materials, posting

of information

on websites,

granting of
interviews or

other communications

with the

press, or

otherwise, other

than: (A)

to such

of its

officers,

employees and

advisers as
reasonably require such

information in connection

with the Investors

Subscription or to

comply with the

terms of this Agreement

or
the Subscription

Agreement; (B) to

the extent required

by law or

regulation (including

SEC, Nasdaq and

JSE Limited

rules); (C)

to
the extent required

for it to

enforce its rights

under this Agreement;

and (D) with

the prior written

consent of each

Investor.

Before
any

information

is

disclosed

or

any

public

announcement,

communication

or

circulation

made

or

issued

pursuant

to

this

Section
7.06(b),

the

Company

must

consult

with

each

Investor

in

advance

about

the

timing,

manner

and

content

of

the

disclosure,
announcement, communication or circulation (as the case may be).
(c)

Each Investor shall hold any Confidential Information it receives from the Company in confidence, and (for so long as it

remains

Confidential

Information)

shall

not

without

the consent

of

the

Company

reveal

any

Confidential

Information

to

any
Person

other

than

such

Investor’s

directors,

officers,

employees,

attorneys,

independent

registered

public

accounting

firm,

rating
agencies,

contractors

and

consultants

(including,

without

limitation,

technical

and

financial

advisors)

who

need

to

know

such
information in connection with the performance of their duties for such Investor.

The Investors agree that money damages would not
be a sufficient

remedy for any breach

of the confidentiality

obligation contained herein

and that the Company

shall have the right

to
seek equitable relief,

including injunction and specific

performance, as a remedy

for any such breach or

threat thereof, subject to

the

privileges and immunities contained

in IFC’s Articles

of Agreement, international

treaties and Applicable Law.

Such remedies shall
not be deemed to

be the exclusive remedies

for a breach of

such confidentiality provisions and shall

be in addition to

all other remedies
available at law or in equity to the Company.
Section 7.07.

Successors and

Assigns
.

This Agreement

binds and

benefits the

respective successors

and assignees

of the
parties.

However, (i) the

Company may not assign, transfer or

delegate any of its rights or obligations

under this Agreement without
the prior

written consent

of each

Investor and

(ii) no

Investor may

assign, transfer

or delegate

any of

its rights

or obligations

under
this Agreement other than to (x) one of the other Investors, (y) an Affiliate of such Investor or (z) any Person (other than those in sub-
clauses (x) and (y)) without the prior written consent of the Company.
Section 7.08.

Amendments, Waivers and Consents
.

Any amendment or waiver of, or any consent

given under, any provision
of this Agreement shall be in writing and, in the case of an amendment, signed by all of the parties hereto.
Section 7.09.

Counterparts
.

This Agreement may

be executed in

several counterparts, each

of which is

an original, but all
of which constitute one and the same agreement.

Section 7.10.

Costs, Expenses and Third Party

Claims
.

The Company shall (a) pay to the Investors

or as the Investors may
direct the reasonable and documented costs and expenses incurred by any Investor in relation to efforts to enforce or protect its rights under this Agreement, or the

exercise of its rights

or powers consequent upon or

arising out of any

breach of this Agreement, including
reasonable and documented

legal and other

professional consultants’ fees,

if the Investors

are successful in

whole or in

part, and (b)
shall indemnify, defend and hold harmless each

Investor and its

Affiliates from, against and in

respect of any damages,

losses, charges,
liabilities,

claims,

payments,

judgments,

settlements,

assessments,

and

costs

and

expenses

(including

attorneys’

fees,

charges

and
disbursements)

imposed

on,

sustained,

incurred

or suffered

by,

or asserted

against

such Investor

or

its Affiliates

arising

out of,

in
connection with,

or related

to any

actual or

prospective third

party claim,

litigation, investigation

or proceeding

relating to

(x) any
breach by the Company of

any of its obligations under

the Transaction Documents or

(y) the gross negligence,

willful misconduct or
fraudulent acts of the Company or its directors, officers or employees in connection with any transaction contemplated thereby.
Section 7.11.

Entire Agreement
.

This Agreement, together

with the

Subscription Agreement, supersedes

all prior

discussions,
memoranda of

understanding, agreements

and arrangements

(whether written

or oral,

including all

correspondence and

that certain
Confidentiality

Agreement

between

the

parties

dated

September

24,

2015),

if

any,

between

the

parties

with

respect

to

the

subject
matter of this Agreement, and this Agreement (together with any amendments or modifications and the other Transaction Documents)
contains

the

sole

and

entire

agreement

between

the

parties

with

respect

to

the

subject

matter

of

this

Agreement

and

the

other
Transaction Documents.

This Agreement restates

and replaces, in

its entirety,

the Original Policy

Agreement; and any

references in
any of the other Transaction Documents

to the Original Policy Agreement shall mean this Agreement.
Section 7.12.

Invalid Provisions . If any provision of this Agreement is held to be illegal, invalid or unenforceable under any law from time to time: (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal,
invalid or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected

by the illegal, invalid or unenforceable provision or by its severance herefrom so long
as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject
matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the
respective

expectations

or

reciprocal

obligations

of

the

parties

or

the

practical

realization

of

the

benefits

that

would

otherwise

be
conferred upon

the parties.

The parties

will endeavor

in good

faith negotiations

to replace

the prohibited,

invalid or

unenforceable
provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
( Signature Pages Follow)

IN WITNESS WHEREOF,

the parties hereto, acting through their duly authorized

representatives, have caused this Agreement to be
signed in their respective names as of the date first written above.

LESAKA TECHNOLOGIES, INC.
By:

/s/

Ali

Mazanderani__________

Name:

Ali

Mazanderani

Title: Executive Chair

INTERNATIONAL

FINANCE CORPORATION
By:

/s/

Andi

Dervishi__________________________

Name:

Andi

Dervishi

Title: Global Head, Fintech Investments

IFC AFRICAN, LATIN

AMERICAN AND CARIBBEAN FUND, LP

By:

IFC

African,

Latin

American

and

Caribbean

Fund

(GP)

LLC,

its general partner
By:

/s/

Selena

Baxa__________________________

Name:

Selena

Baxa

Title: Authorized Signatory

IFC FINANCIAL INSTITUTIONS GROWTH FUND, LP

By: IFC FIG Fund (GP), LLP,

its general partner
By:

/s/

Jun

Nitta______________________

Name:

Jun

Nitta

Title: Authorized Signatory

1
ANNEX A
ANTI-CORRUPTION

GUIDELINES

FOR
IFC TRANSACTIONS
The purpose of these Guidelines is to clarify the meaning of the terms “Corrupt Practice”, “Fraudulent Practice”, “Coercive Practice”,
“Collusive Practice” and “Obstructive Practice” in the context of the Investors’

operations.
1.

C
ORRUPT
P
RACTICES
A “Corrupt Practice” is the offering, giving, receiving or soliciting, directly or indirectly, of anything of value to influence improperly the actions of another party.

I
NTERPRETATION
A.

Corrupt Practices are

understood as

kickbacks and bribery.

The conduct in

question must involve

the use

of improper
means (such as bribery) to violate or derogate a duty owed by the recipient in order for the payor to obtain an undue advantage or to

avoid an obligation.

Antitrust, securities

and other violations

of law that

are not of

this nature are
excluded from the definition of Corrupt Practices.

B.

It is acknowledged that foreign investment agreements, concessions and other types of contracts commonly require
investors to make

contributions for bona

fide social development

purposes or to

provide funding for

infrastructure
unrelated to the project.

Similarly, investors are often required or expected to make contributions to bona fide local charities.

These practices are not viewed

as Corrupt Practices for purposes

of these definitions, so long

as they are
permitted under

local law

and fully disclosed

in the

payor’s books

and records.

Similarly,

an investor

will not be
held liable

for corrupt

or fraudulent

practices committed

by entities

that administer

bona fide

social development
funds or charitable contributions.
C.

In the context of conduct

between private parties, the offering, giving,

receiving or soliciting of corporate hospitality
and

gifts

that

are customary

by

internationally-accepted

industry

standards

shall

not

constitute

Corrupt

Practices
unless the action violates Applicable Law.
D.

Payment by

private sector

persons of

the reasonable

travel and

entertainment expenses

of public

officials that

are
consistent

with

existing

practice

under relevant

law

and

international

conventions

will not

be viewed

as Corrupt
Practices.
E.

The

World

Bank

Group

does

not

condone

facilitation

payments.

For

the

purposes

of

implementation,

the
interpretation

of

“Corrupt

Practices”

relating

to

facilitation

payments

will

take

into

account

relevant

law

and
international conventions pertaining to corruption.

2.

F
RAUDULENT
P
RACTICES
A “Fraudulent Practice” is any action or omission, including a misrepresentation that knowingly or recklessly misleads, or attempts to mislead, a party to obtain a financial or other benefit or to avoid an obligation.

I
NTERPRETATION
A.

An action, omission, or

misrepresentation will be regarded

as made recklessly if

it is made

with reckless indifference
as to whether it is true or

false.

Mere inaccuracy in such information,

committed through simple negligence, is

not
enough to constitute a “Fraudulent Practice” for purposes of this Agreement.
B.

Fraudulent Practices are intended

to cover actions or omissions

that are directed to

or against a World

Bank Group
entity.

It also covers Fraudulent Practices directed

to or against a World Bank Group member country

in connection
with the award or implementation

of a government contract or

concession in a project financed

by the World

Bank
Group.

Frauds

on

other

third

parties

are

not

condoned

but

are

not

specifically

sanctioned

in

IFC,

Multilateral
Investment

Guarantee

Agency,

or

Partial

Risk

Guarantee

operations.

Similarly,

other

illegal

behavior

is

not
condoned, but will not be considered as a Fraudulent Practice for purposes of this Agreement.
3.

C
OERCIVE
P
RACTICES
A “Coercive Practice” is impairing or harming, or threatening to impair or harm, directly or indirectly, any party or the property of the party to influence improperly the actions of a party.
1

The “World

Bank” is the International

Bank for Reconstruction and

Development, an international organization

established
by Articles of

Agreement among its

member countries and

the “World Bank Group” refers

to the

International Bank for

Reconstruction
and

Development,

the

International

Development

Association,

the

International

Finance

Corporation,

the

Multilateral

Investment
Guarantee Agency,

and the International Centre for Settlement of Investment Disputes.

I
NTERPRETATION
A.

Coercive Practices

are actions undertaken

for the purpose

of bid rigging

or in connection

with public procurement
or government contracting or in furtherance of a Corrupt Practice or a Fraudulent

Practice.
B.

Coercive Practices are threatened or actual illegal actions such as personal injury or abduction, damage to property,
or injury to legally recognizable

interests, in order to obtain an

undue advantage or to avoid an

obligation.

It is not
intended to cover hard bargaining, the exercise of legal or contractual remedies or litigation.
4.

C
OLLUSIVE
P
RACTICES
A “Collusive Practice” is

an arrangement between two or

more parties designed to

achieve an improper purpose,

including to influence
improperly the actions of another party.
I
NTERPRETATION
Collusive

Practices

are

actions

undertaken

for

the

purpose

of

bid

rigging

or

in

connection

with

public

procurement

or
government contracting or in furtherance of a Corrupt Practice or a Fraudulent

Practice.
5.

O
BSTRUCTIVE
P
RACTICES
An

“Obstructive

Practice”

is

(i)

deliberately

destroying,

falsifying,

altering

or

concealing

of

evidence

material

to

the
investigation

or making

of false

statements

to

investigators,

in

order to

materially

impede a

World

Bank

Group investigation

into
allegations

of

a

Corrupt

Practice,

Fraudulent

Practice,

Coercive

Practice

or

Collusive

Practice,

and/or

threatening,

harassing

or
intimidating

any

party

to

prevent

it

from

disclosing

its

knowledge

of

matters

relevant

to

the

investigation

or

from

pursuing

the
investigation,

or

(ii)

an

act

intended

to

materially

impede

the

exercise

of

IFC’s

access

to

contractually

required

information

in
connection with

a World

Bank Group

investigation into

allegations of

a Corrupt

Practice, Fraudulent

Practice, Coercive

Practice or
Collusive Practice.
I
NTERPRETATION
Any action legally or otherwise properly taken by a party to maintain or preserve its regulatory,

legal or constitutional rights
such as the attorney-client

privilege, regardless of whether

such action had the effect

of impeding an investigation, does

not
constitute an Obstructive Practice.

G
ENERAL
I
NTERPRETATION
A person should

not be liable for

actions taken by

unrelated third parties

unless the first party

participated in the

prohibited
act in question.

ANNEX B
FORM OF ANNUAL MONITORING REPORT
I
NTERNATIONAL
F
INANCE
C
ORPORATION
●
ENVIRONMENTAL AND

SOCIAL PERFORMANCE
ANNUAL MONITORING REPORT (AMR)
South Africa
Lesaka Technologies,

Inc.
37402
R
EPORTING
P
ERIOD
: (month/year) through (month/year)
AMR COMPLETION DATE
:
(day/month/year)

Environment and Social Development Department
2121 Pennsylvania Avenue,

NW
Washington,

DC 20433 USA
www.ifc.org/enviro

● INTRODUCTION
The Annual Monitoring Report
The Investors’ Policy Agreement

requires the Company to

prepare a comprehensive Annual

Monitoring Report (AMR) for

all of the
Company’s

relevant

facilities

and

operations.

This

document

comprises

the

Investors’

and

the

Company’s

agreed

format

for
environmental and social performance reporting.

The AMR informs the Investors’ Environment and

Social Development Department
about the environmental and social state of the investment.

● Preparation Instructions
The

following

points

should

assist

you

in

completing

this

form.

Please

be

descriptive

in

your

responses

and

attach

additional
information as needed.
● The Investors’ Policy Agreement requires the Company to complete and submit annual environmental and social monitoring reports in compliance with the schedule stipulated in the Policy Agreement.
●
The Company must collect

relevant information in all

of its relevant

operations, and report qualitative

and quantitative project
performance data each year of the Investors’ investment for the environmental and social monitoring parameters included in
this report format.

●
The main purpose of completing this form is to provide the following information:

1. Environmental and Social Management
2.
Occupational Health and Safety (OHS) Performance

3. Significant Environmental and Social Events
4. General Information and Feedback
5. Sustainability of Project and Associated Operations
6.
Compliance with World

Bank Group and local environmental requirements as specified in the Investment

Agreement
7.
Compliance with World

Bank Group and local social requirements as specified in the Investment Agreement
8. Data Interpretation and Corrective Measures

Specialist Contact Information
If you

have any

questions regarding

the AMR or

wish to discuss

its completion,

please contact

the following

Investment Officer

or
Environmental Specialist .
Investment
Officer
Name: Henrik Blaeute
Telephone

Number:

In U.S.A., XXX
Email XXX
Environment
Specialist
Name: Jeff Anhang
Telephone

Number:

In U.S.A., XXX
Email XXX

2
●
1 ENVIRONMENTAL

AND SOCIAL MANAGEMENT
1.1 AMR Preparer
To

be

completed

by

the

Company
authorized representative
Name and Title:
Phone:
Email:
Company Information The Company office physical address:
The Company web page address:
I certify

that the

data contained

in this

AMR completely

and

accurately

represents the

Company

operations

during

this reporting
period. I

further certify

that analytical

data summaries

incorporated in

Section 6

are based

upon data

collected and

analyzed in

a
manner consistent with the applicable IFC Environmental Health, & Safety (EHS)

Guidelines.

The Company Employee Name

Signature

2

Raw analytical data upon which

summaries are based should not be

submitted with this AMR but

must be preserved by the

Company
and presented to each Investor upon request.

1.2 Environmental Responsibility Chart
Name below the individual(s) in

the Company who hold(s) responsibility

for environmental and social performance (e.g.

Environment
Manager,

Occupational Health

and Safety

Manager, Community

Relations Manager)

for all relevant

Company Operations

and give
their contact information (Name, Address, Telephone

Number, E-mail Address).

1.3 Summary of Current Operations
Describe any significant

changes since the

last report in

the company or

in day-to-day operations

that may affect

environmental and
social performance.

Describe any management initiatives (e.g. ISO 14001, ISO

9001, OHSAS 18001, SA8000, or equivalent Quality,
Environmental and Occupational Health and Safety certifications). Attach summary reports, if relevant.

Provide the following information
Brief outcome description Indicator
Financial Performan ce
Returns

to

all

capital
providers
Annual ROE
Economic Performanc e
Returns to Society Annual ERR
Access to Financial Services
Number

of

EPE
Transaction Accounts
Environme
ntal

and
Social Performanc e
Development

of

ESMS

in
compliance

with

IFC

policy
requirements
ESMS

in

place

(yes

/
no)
Definitions:

- Annual ROE

is calculated as net

income for the most

recent year divided by

average equity (average between

the most recent
year and the previous year)
- Annual ERR

is calculated

as net

income for

the most

recent year

adjusted for

costs and

benefits to

the society

as a whole
(such as taxes paid) divided by average equity (average between the most recent year and the previous year)
- EPE Transaction Accounts

are the EasyPay Everywhere accounts offered by the

Company in South Africa
- ESMS

refers to “S&E Management System” as defined by the Policy Agreement

3
4
5
6
●
2 OCCUPATIONAL

HEALTH

AND SAFETY PERFORMANCE (OHS)
The Company is required to monitor, record,

and report OHS incidents at all its facilities throughout the reporting period.
2.1 Host Country Compliance
Please

list

any

reports

submitted

to

Host

Country

authorities,

e.g.

on

pharmaceutical

safety,

OHS,

fire

and

safety

inspections,
compliance monitoring, emergency exercises, as well as comments received and corrective actions taken.

Monitoring and inspections
from authorities with subsequent actions taken shall also be summarized and reported.

2.2 Incident Statistics Monitoring
Please report on incidents during

the reporting year.

Contractor employees are required

to adhere to comparable occupational

health
and safety standards.

Expand or shrink the tables as needed.
●
1. Incident Summary
This reporting period
Reporting

period-

1
year ago
Reporting period- 2 years ago
●
Report TOTAL

#s for
each parameter
Company
employees
Contractor
employees
Company
employees
Contractor
employees
Company
employees
Contractor
employees
Employees
Man-hours worked
Fatalities
Non-fatal injuries
Lost workdays
Vehicle

collisions
Incidence
2. Fatality details for this reporting period
State whether fatality was of
a The

Company employee or
a contractor employee
Time of

death after accident
(e.g.

immediate,

within

a
month, within a year)
Cause of fatality
Corrective

measures

to
prevent reoccurrence
3

Incapacity to work for at

least one full

workday beyond

the day on

which the accident

or illness occurred.

4

Lost workdays are the number

of workdays (consecutive or not)

beyond the date of injury or

onset of illness that the employee

was
away from work or limited to restricted work activity because of an occupational injury or illness.

5

Vehicle

Collision:

When

a

vehicle

(device

used

to

transport

people

or

things)

collides

(comes

together

with

violent

force)

with
another vehicle or inanimate or animate object(s) and results in injury (other than the need for First Aid) or death.
6

Calculate incidence using the following equation: incidence= total lost workdays/

100,000 man-hours worked.
Use the total

lost workdays to calculate

the incidence for this

reporting period, reporting periods

1 year ago

and 2 years

ago, as required
above.

7
8
3. Fatality details for this reporting period
State

whether

fatality

was
of

a

The

Company
employee

or

a

contractor
employee
Time

of

death

after
accident

(e.g.

immediate,
within

a

month,

within

a
year)
Cause of fatality
Corrective

measures

to
prevent reoccurrence
4. Non-fatal injuries details for this reporting period
State

whether

non-
fatal

injury

was

of

a
The

Company
employee

or

a
contractor employee
Total workdays lost Description of injury Cause of accident
Corrective

measures
to

prevent
reoccurrence
5.
Training

for this reporting period
State whether

training

involved

The
Company

employees

or

contractor
employees
Description of training Number of employees that attended
2.3 Significant OHS Events
If applicable, please explain any significant Occupational Health and Safety events not covered in the above OHS tables.

This section
could cover issues relating to road safety or activity of security guards, for example.

●
3 SIGNIFICANT ENVIRONMENTAL

AND SOCIAL EVENTS
The Company personnel are required to report all environmental and social events

at all its facilities that may have caused damage;
caused

health

problems;

attracted the

attention

of outside

parties; affected

project

labor or

adjacent

populations;

affected

cultural
property; and/or Company liabilities.

Attach photographs, plot plans, newspaper articles and all relevant supporting information that the Investors will need to be completely familiar with the incident and associated environmental and social issues.

Please report on the following topics, expanding or collapsing the table where needed.
Date of event Event description Affected
people/environment
Reports

sent

to

the
Investors

and/or
local

regulatory
agencies
Corrective

actions
(including

cost

and
time

schedule

for
implementation)
7

Company personnel should

be trained in

environmental, health and

safety matters including

accident prevention, safe

lifting practices,
the

use

of

Material

Safety

Data

Sheets

(MSDS),

proper

control

and

maintenance

of

equipment

and

facilities,

personal

protective
equipment (PEP), emergency response, etc., as needed.
8

Examples of

significant incidents

follow.

Fire; fatalities;

ecological

damage/destruction;

legal/administrative

notice of

violation;
penalties, fines, or increase in pollution charges; negative media attention;

labor unrest or disputes.

Date of event Event description Affected
people/environment
Reports

sent

to

the
Investors

and/or
local

regulatory
agencies
Corrective

actions
(including

cost

and
time

schedule

for
implementation)
●
4 GENERAL INFORMATION

AND FEEDBACK
Provide any additional information including the following:
1. Describe print or broadcast media attention given to the Company during this reporting period related to Environmental, Social or
Health and Safety performance of the Company.
2.
Describe interactions with non-governmental organizations

(NGOs) or public scrutiny of the Company.
3.
Describe any

Company public

relations efforts

in the

context of

communicating environmental,

social and

safety aspects

of the
Company’s operations to

external interested parties (e.g. establishment of a web page, sponsorship events,

etc.).
●
5 SUSTAINABILITY OF

PROJECT AND ASSOCIATED

OPERATIONS
The Investors have

developed a framework

to help assess the

development impacts of

their investments. Many

of their projects

take
on

initiatives,

develop

processes,

or

install

equipment

that

exceeds

the

Investors’

environmental

and

social

requirements.

This
framework permits the Investors to rate project performance in various areas. Over the past year, has the Company made any changes to operations or participated in any efforts that have impacted the

Company in the following areas?
❑
Implemented an environmental and social management system (if not already established)
❑
Published an environment/sustainability or a corporate social responsibility report (please send copy or provide web link)
❑
Established formal and regular consultation with local community and other stakeholders
❑
Decreased use of resources, increased emission controls, or increased by-product recycling
❑
Worked to

improve local supplier relationships or provided technical assistance to suppliers

❑
Programs to benefit the local community
❑
Employee programs - training, health, safety

If so, please offer details so we can assess your performance beyond our compliance criteria.

ANNEX C
MINIMUM INSURANCE REQUIREMENTS
The insurances required to

be arranged by

the Company are

those customarily expected

of a similarly

situated prudent public

company,
including but not limited to the following:
1. Crime insurance with cover to include, without limitation, the following:
(a) Infidelity of employees;
(b) Forgery or alteration; and
(c) Electronic and computer crime;
2. Cyber Insurance with cover including cyber liability and business interruption;
3. Professional Liability / Errors and Omissions;
4. Business Continuity plan;
5.
Directors and Officers Liability with worldwide coverage as required by the Investors; and
6. All insurances required by Applicable Law.

ANNEX D
List

of

Developing

or

Emerging

Market

Countries
in which the Proceeds Must be Used
AFGHANISTAN

GHANA

OMAN

ALBANIA
GRENADA

PAKISTAN

ALGERIA

GUATEMALA

PALAU
ANGOLA

GUINEA

PANAMA

ARGENTINA

GUINEA-BISSAU

PAPUA NEW

GUINEA

ARMENIA

GUYANA

PARAGUAY
AZERBAIJAN

HAITI

PERU

BAHAMAS, THE

HONDURAS

PHILIPPINES

BANGLADESH

HUNGARY

POLAND
BARBADOS

INDIA

REPUBLIC

OF

SOUTH
AFRICA
ROMANIA

BELIZE

INDONESIA

RWANDA
BENIN
IRAN, ISLAMIC REPUBLIC OF

SAMOA
BHUTAN
IRAQ

SAO TOME AND PRINCIPE

BOLIVIA

ISRAEL

SAUDI ARABIA

BOSNIA

AND
HERZEGOVINA

JORDAN

SENEGAL

BOTSWANA

KAZAKHSTAN
SERBIA

BRAZIL

KENYA SIERRA LEONE
BURKINA FASO
KIRIBATI

SINGAPORE
BURUNDI

KOREA, REPUBLIC OF

SLOVAK

REPUBLIC
CABO VERDE

KOSOVO SOLOMON ISLANDS
CAMBODIA

KYRGYZ REPUBLIC

SOMALIA
CAMEROON

LAO

PEOPLE'S

DEMOCRATIC
REPUBLIC
SOUTH SUDAN

CENTRAL

AFRICAN
REPUBLIC

LEBANON

SRI LANKA

CHAD

LESOTHO

ST. KITTS AND NEVIS

CHILE

LIBERIA

ST. LUCIA

CHINA LIBYA
ST.

VINCENT

AND

THE
GRENADINES

COLOMBIA

MACEDONIA,

FORMER

YUGOSLAV
REPUBLIC OF

SUDAN

COMOROS

MADAGASCAR

SWAZILAND

CONGO,

DEMOCRATIC
REPUBLIC OF

MALAWI

SYRIAN ARAB REPUBLIC

CONGO, REPUBLIC OF

MALAYSIA

TAJIKISTAN

COSTA RICA

MALDIVES
TANZANIA

COTE D'IVOIRE

MALI

THAILAND
CROATIA

MARSHALL ISLANDS

TIMOR-LESTE

CYPRUS
MAURITANIA

TOGO

CZECH REPUBLIC

MAURITIUS
TONGA

DJIBOUTI
MEXICO

TRINIDAD AND TOBAGO

DOMINICA

MICRONESIA,

FEDERATED

STATES
OF

TUNISIA

DOMINICAN REPUBLIC

MOLDOVA

TURKEY

ECUADOR

MONGOLIA TUVALU
EGYPT, ARAB REPUBLIC OF

MONTENEGRO

UGANDA

EL SALVADOR

MOROCCO
UKRAINE

EQUATORIAL

GUINEA

MOZAMBIQUE

UZBEKISTAN

ERITREA

MYANMAR

VANUATU

ETHIOPIA

NEPAL
VIETNAM

FIJI

NICARAGUA

YEMEN, REPUBLIC OF
GABON

NIGER

ZAMBIA

GAMBIA, THE
NIGERIA

ZIMBABWE

GEORGIA

SCHEDULE 1
FORM OF LETTER TO COMPANY’S

AUDITORS
[Letterhead of the Company]
[Date]
[NAME OF AUDITORS]
[ADDRESS]
IFC Investment No. 37402
Letter to Auditors
Ladies and Gentlemen:
We

hereby

authorize

and

instruct

you

to

give

to

International

Finance

Corporation,

2121

Pennsylvania

Avenue,

N.W.,
Washington,

D.C.

20433,

United

States

of

America

(“
IFC
”),

IFC

African,

Latin

American

and

Caribbean

Fund,

LP,

2121
Pennsylvania Avenue,

N.W.,

Washington,

D.C. 20433,

United States

of America

(“
ALAC
”) and

IFC Financial

Institutions Growth
Fund, LP,

2121 Pennsylvania Avenue,

N.W.,

Washington,

D.C. 20433, United

States of America (“
FIG
”and, together with IFC

and
ALAC, the

“
Investors
”), all

such information

as any

Investor may

reasonably request

with regard

to the

financial statements

(both
audited and unaudited),

accounts and operations

of the undersigned

company.

We

have agreed to

supply that information

and those
statements under

the terms

of an

Amended &

Restated Policy

Agreement, dated

October 28,

2024, by

and among

the undersigned
company

and

the

Investors

named

therein

(the

“
Policy

Agreement
”).

For

your

information

we

enclose

a

copy

of

the

Policy
Agreement.
We

understand that

any such

information request

will be

evaluated with

reference to

the relevant

auditing standards,

laws
and your formal policy and may be declined on these grounds. Should any request be declined, please provide the requesting Investor and the

Company with

a written

explanation containing

the reasons

for your

decision.

We

hereby agree

to execute

any customary
indemnity and/or engagement letter you may require in advance of your providing to the Investors any information they may request.

For our records, please ensure that you send

to us a copy of

every letter that you receive from the

Investors immediately upon
receipt and a copy of each reply made by you immediately upon the issue of that reply.

Yours

faithfully,

LESAKA TECHNOLOGIES, INC.

By: ________________________

Name:

Title: [Authorized Representative]
Enclosure: Policy Agreement
cc:

Director,

TMT, Venture

Capital & Funds

International Finance Corporation

2121 Pennsylvania Avenue,

N.W.

Washington,

D.C.

20433

United States of America

SCHEDULE 2
ACTION PLAN
Net1 – Environmental and Social Action Plan (ESAP)
PS/Action Item Due Date
PS1: At

least one

qualified person

will be

nominated to

be an

Environmental

and Social
(E&S) coordinator for the Company.
Subscription

Date

(as
defined

in

the
Subscription Agreement)
PS1:

Provision

and

implementation

of

E&S

policies

and

procedures

satisfactory

to

each
Investor,

consistent

with

IFC

Performance

Standards

and

IFC

Telecommunications
Guidelines

–

to

integrate

pollution

control,

waste

management,

rehabilitation

activities,
road

safety,

emergency

preparedness,

life

and

fire

safety,

and

monitoring/reporting,
especially regarding the development, installation, operation, maintenance and repair of the
Company’s stationary and mobile ATMs

and associated vehicle fleet.
90

days

after

the
Subscription Date or May
15,

2016

(whichever
comes first)
PS2:

Provision and implementation

of policies

and procedures satisfactory

to each Investor,
consistent with IFC Performance Standards –

to ensure that workers

are provided a safe

and
healthy work environment,

including provision of

appropriate training

and equipment and
reporting on key health and safety statistics.

30 days after Subscription
Date

or

May

15,

2016
(whichever comes first)
PS3: Provision and implementation of

policies and procedures satisfactory

to each Investor,
consistent with IFC Performance

Standards – to provide

for waste management

consistent
with

Section

1.6

of

the

World

Bank

Group

General

EHS

Guidelines,

and

to

provide

for
screening

of

automotive

service

providers

for

any

significant

environmental,

health

and
safety concerns, including potential use of harmful child labor.
30 days after Subscription
Date

or

May

15,

2016
(whichever comes first)

9
SCHEDULE 3
FORM OF PUT NOTICE
[DATE]
VIA ELECTRONIC EMAIL AND COURIER
LESAKA TECHNOLOGIES, INC.
President Place, 4
th

Floor,
Cnr. Jan Smuts Avenue

and Bolton Road
Rosebank, Johannesburg 2196, South Africa
Attention: Ali Mazanderani , Executive Chair
Ladies and Gentlemen,
Re: Put Notice - IFC Investment Number 37402
1.

Please refer to the Amended &

Restated Policy Agreement dated October 28, 2024 (the

“
Policy Agreement ”), by and among
Lesaka Technologies, Inc. (the “ Company ”), International Finance Corporation (“ IFC
”), IFC African, Latin

American and Caribbean
Fund, LP (“ ALAC
”) and IFC Financial

Institutions Growth Fund,

LP (“
FIG
” and, together with IFC,

and ALAC , the “
Investors
”).

Unless otherwise defined

in this notice, capitalized

terms defined in the

Policy Agreement have

the same defined meaning

wherever
used in this Put Notice.
2.

Without prejudice

to the undersigned Investor’s

rights under the Transaction

Documents, in accordance

with the provisions
of Section

4.01 (
The Put

Option
) of the

Policy Agreement, the

undersigned Investor

hereby exercises

the Put

Option by

delivery of
this Put Notice.
3.

The Put Shares

are (x) all

of the Investor

Shares owned by

the undersigned Investor

that were either

purchased pursuant to
the Subscription Agreement or

pursuant to Section 3.06

(
Preemptive Rights
) of the

Policy Agreement, and any

Equity Securities issued
by way

of stock

split or

stock dividend

on such

Investor Shares

and (y)

all of

the Additional

Put Shares,

and any

Equity Securities
issued by way of stock split or stock dividend on such Additional Put Shares.

4.
The Put

Price is

[
] ($[
]) based

on a

Put Price

Per Share

of [
] ($[ ])
in respect

of the

Investors Shares

and ($[
]) in
respect of the Additional Put Shares, calculated in accordance with the methodology set forth in the Policy

Agreement and annexed to
this Put Notice.

5.

The Settlement Date shall be [date].

6.

On the Settlement Date, the purchase and sale of the Put Shares shall be effected and:
(i)
the

Put

Price

shall

be

paid

by

the

Company

no

later

than

1:00

PM

(New

York)

to

the

following

account:
[_____________________],

for

credit

to

the

undersigned

Investor’s

account

number

___________

–

Reference:
project ID# [

] – Put Proceeds; and
(ii)
the undersigned Investor shall, after receipt of the Put Price, transfer the Put

Shares to the Company.

7.

Notwithstanding

the

delivery

to

the

Company

of

this Put

Notice

by

the

undersigned

Investor

and

the

exercise

of

the Put
Option pursuant hereto, and without prejudice to the terms and conditions and any other rights the undersigned Investor has under the
Policy Agreement

or any other

Transaction

Document, pursuant

to Section 4.01

(e) of the

Put Option Agreement

if the undersigned
Investor delivers

to the

Company,

before the

Settlement Date,

a written

notice of

withdrawal of

this Put

Notice, then,

immediately
thereupon and

with no

further action

by the

undersigned Investor

or the

Company,

this Put

Notice and

the Put

Option exercise

the
subject of this

Put Notice

shall be

deemed for

all purposes to

be withdrawn

by the undersigned

Investor and

cancelled as if

this Put
Notice and its related exercise of the Put Option had not been exercised.
[8.

The

undersigned

Investor hereby

certifies

that it

does not

have

any

agreement,

arrangement

or understanding,

directly

or
indirectly,

with

the

Person(s)

who

have

made

the

Bona

Fide

Offer

to

the

Company

in

respect

of

which

this

Put

Option

is

being
exercised.]
Yours

truly,
[Name of Investor]
9

To be included

if Put Notice is being delivered in respect of a Plan Put Trigger Event.

______________________
[AUTHORIZED SIGNATORY]